UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12

BENSON HILL, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

June 26, 2023
To Our Stockholders:
You are cordially invited to attend our 2023 Annual Meeting of Stockholders, or our Annual Meeting, of Benson Hill, Inc., on Friday, August 11, 2023 at 10:00 a.m. Central Time. Our Annual Meeting will be a completely virtual meeting, conducted only via live webcast on the internet at www.virtualshareholdermeeting.com/BHIL2023. There will be no physical location for our Annual Meeting. You will be able to attend and participate in our Annual Meeting online and vote your shares electronically. In addition, although the live webcast is available only to stockholders at the time of our Annual Meeting, following completion of our Annual Meeting, a webcast replay will be posted to the Investor Relations section of our website at https://investors.bensonhill.com.
The matters expected to be acted upon at our Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. Our Annual Meeting materials include the notice, the proxy statement, our annual report to security holders and the proxy card, each of which is enclosed.
Please use this opportunity to vote on the business to come before our Annual Meeting. You will receive a Notice of Internet Availability of Proxy Materials, or the Notice, which we expect to mail on or about June 29, 2023, unless you have previously requested to receive our proxy materials in paper form. Only stockholders of record at the close of business on June 20, 2022 may vote at our Annual Meeting and any postponements or adjournments of the meeting. All stockholders are cordially invited to participate in our Annual Meeting and any postponements or adjournments of our Annual Meeting. However, to ensure your representation at our Annual Meeting, please vote as soon as possible by using the internet or telephone, as instructed in the Notice. Alternatively, you may follow the procedures outlined in the Notice to request a paper proxy card to submit your vote by mail. Returning the paper proxy card or voting electronically does NOT deprive you of your right to participate in the virtual meeting and to vote your shares for the matters acted upon at our Annual Meeting.
Your vote is important. Whether or not you expect to attend and participate in our Annual Meeting, please submit your proxy electronically via the internet or by telephone by following the instructions in the Notice or, if you asked to receive the proxy materials in paper form, please complete, sign and date the proxy card and return it in the postage paid envelope provided.

Sincerely,
/s/ Adrienne Elsner
Adrienne Elsner
Interim Chief Executive Officer and Director
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR OUR ANNUAL MEETING TO BE HELD ON AUGUST 11, 2023: OUR PROXY STATEMENT AND PROXY CARD AS WELL AS OUR ANNUAL REPORT TO SECURITY HOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022, ARE AVAILABLE FREE OF CHARGE AT WWW.PROXYVOTE.COM.

BENSON HILL, INC.
1001 North Warson Road
St. Louis, Missouri 63132
(314) 222-8218

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

Date, Time and Place:	Our Annual Meeting will be held on Friday, August 11, 2023 at 10:00 a.m. Central Time via live webcast on the internet at www.virtualshareholdermeeting.com/BHIL2023.

Items of Business:	1.
Proposal No. 1: To elect the nine (9) nominees identified in the accompanying proxy statement to serve as directors for the ensuing year. We refer to this proposal as the “Director Election Proposal”);

	2.
Proposal No. 2: To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of Benson Hill, Inc. for the fiscal year ending December 31, 2023. We refer to this proposal as the “Auditor Ratification Proposal”;

	3.	To transact any other business as may properly come before our Annual Meeting or any adjournment or postponement thereof.

Record Date:
Only stockholders of record at the close of business on June 20, 2023 are entitled to notice of, and to vote at, our Annual Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at our Annual Meeting will be available for examination 10 days before our Annual Meeting.

Proxy Voting:
For questions regarding your stock ownership, you may contact us through our Investor Relations section of our website at https://investors.bensonhill.com or, if you are a registered holder, contact our transfer agent, Continental Stock Transfer and Trust Company, through its website at www.continentalstock.com or by telephone at +1 (212) 509-4000.

The approximate date on which the attached proxy statement, the accompanying Notice, proxy card and our Company’s Annual Report to Security Holders are first being made available to stockholders at www.proxyvote.com is June 29, 2023. The Notice includes instructions on how to access our proxy materials over the internet, vote online and request a printed copy of these materials.

June 26, 2023
By Order of the Board of Directors,
/s/ Daniel Jacobi
Daniel Jacobi
Chair of the Board

BENSON HILL, INC.

i

BENSON HILL, INC.
PROXY STATEMENT FOR OUR 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, AUGUST 11, 2023

JUNE 26, 2023

INFORMATION ABOUT SOLICITATION AND VOTING
The accompanying proxy is solicited on behalf of the Board of Directors of Benson Hill, Inc. for use at Benson Hill’s 2023 Annual Meeting of Stockholders to be held on Friday, August 11, 2023 at 10:00 a.m. Central Time via live webcast on the internet at www.virtualshareholdermeeting.com/BHIL2023 (the “Annual Meeting” or “meeting”), and any adjournment or postponement thereof. References in this proxy statement, or Proxy Statement, to “we,” “us,” “our,” “our Company” or “Benson Hill” refer to Benson Hill, Inc.

INTERNET AVAILABILITY OF PROXY MATERIALS
We will mail, on or about June 29, 2023, the Notice of Internet Availability of Proxy Materials, or the Notice, to our stockholders of record and beneficial owners at the close of business on June 20, 2023. On the date of mailing of the Notice, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the Notice. These proxy materials will be available free of charge.
The Notice will identify: the website where the proxy materials will be made available; the date, the time and location of the Annual Meeting; the matters to be acted upon at the meeting and our Board of Directors’ recommendations with regard to each matter; a toll-free telephone number; an email address, and a website where stockholders can request a paper or email copy of our Proxy Statement; our Annual Report to Security Holders for the fiscal year ended December 31, 2022; a form of proxy relating to the Annual Meeting; information on how to access the form of proxy; and information on how to participate in and vote at the virtual meeting.

QUESTIONS AND ANSWERS ABOUT OUR MEETING

Q:	What is the purpose of the meeting?
A:	At our meeting, stockholders will act upon the proposals described in this Proxy Statement.

Q:	What proposals are scheduled to be voted on at the meeting?
A:	Stockholders will be asked to vote on the following two proposals at our meeting:
1.
Election of nine (9) directors identified in this Proxy Statement to serve for a one-year term or until each such director’s successor is duly elected and qualified or until each such director’s earlier death, resignation, disqualification or removal;

	2.	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Q:	Could matters other than Proposals One and Two be decided at the meeting?
A:	Our second amended and restated bylaws, or Bylaws, require that we receive advance notice of any proposal to be brought before the meeting by stockholders of Benson Hill, and we have not received notice of any such proposals. If any other matter were to come before the meeting, the proxy holders appointed by our Board of Directors will have the discretion to vote on those matters for you.

Q:	How does the Board of Directors recommend I vote on these proposals?
A:	Our Board of Directors recommends that you vote your shares:
	●	“FOR ALL” the nominees to the Board of Directors (Proposal No. One);
	●	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal No. Two).

Q:	Who may vote at the Annual Meeting?
A:	Stockholders of record as of the close of business on June 20, 2023, or the Record Date, are entitled to receive notice of, to attend and participate, and to vote at our Annual Meeting. At the close of business on the Record Date, there were 207,467,251 shares of our Common Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name
If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials were sent directly to you.

Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker or Nominee

If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the Notice or these proxy materials were forwarded to you by that organization. Please refer to the voting instructions provided by your nominee to vote your shares. You will need your unique 16-digit voting control number, which can be found on the Notice of Internet Availability of Proxy Materials, email or voting instruction form provided by your broker, bank or other holder of record. Proxies submitted by internet or telephone must be received by 11:59 p.m. Eastern Time, on Thursday, August 10, 2023. You may also vote your shares during our Annual Meeting. To do so, visit www.virtualshareholdermeeting.com/BHIL2023 and have your unique 16-digit voting control number available.

Q:	Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?
A.
Under rules adopted by the U.S. Securities and Exchange Commission, or SEC, we are furnishing proxy materials to our stockholders primarily via the internet, instead of mailing printed copies of those materials to each stockholder. On or about June 29, 2023, we will mail to our stockholders of record as of June 20, 2023 (other than those who previously requested electronic or paper delivery on an ongoing basis) a Notice of Meeting and Notice of Internet Availability of Proxy Materials (the Notice) containing instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report to Security Holders. All stockholders will have the ability to access our proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access our proxy materials on the internet or to request printed versions are provided in the Notice. The Notice also instructs you on how to access your proxy card to vote through the internet or by telephone. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via email until you elect otherwise.

Q:	How do I vote?
A.	You may vote by mail or follow any alternative voting procedure (such as telephone or internet voting) described on your proxy card. To use an alternative voting procedure, follow the instructions on each Notice and/or proxy card that you receive. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may:
	●	vote by telephone or through the internet—in order to do so, please follow the instructions shown on your Notice or proxy card;
	●	vote by mail—if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the meeting in the pre-paid envelope provided; or
●
vote in person at our Annual Meeting virtually—you may virtually attend and participate in our Annual Meeting online at www.virtualshareholdermeeting.com/BHIL2023 and vote your shares electronically before the polls close during the Annual Meeting. To participate and vote in our Annual Meeting, you will need the control number included on your Notice or proxy card.

Votes submitted by telephone or through the internet must be received by 11:59 p.m. Eastern Time, on Thursday, August 10, 2023. Submitting your proxy, whether by telephone, through the internet or by mail if you request or received a paper proxy card, will not affect your right to vote in person should you decide to attend and participate in the meeting virtually.

Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee

If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to vote your shares. You will need your unique 16-digit voting control number, which can be found on your Notice, email or voting instruction form provided by your broker, bank, trustee or other holder of record. Proxies submitted by internet or telephone must be received by 11:59 p.m. Eastern Time, on Thursday, August 10, 2023. You may also vote your shares during our Annual Meeting. To do so, visit www.virtualshareholdermeeting.com/BHIL2023 and have your unique 16-digit voting control number available.

Your vote is important. Whether or not you plan to participate in our Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.

Q:	How do I vote by internet or telephone?
A.	If you wish to vote by internet or telephone, you may do so by following the voting instructions included on your Notice or proxy card. Please have each Notice or proxy card you received in hand when you vote over the internet or by telephone as you will need information specified therein to submit your vote. The giving of such a telephonic or internet proxy will not affect your right to vote in person (as detailed above) should you decide to attend and participate in our Annual Meeting virtually.

The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.

Q:	What shares can I vote?
A:	Each share of Common Stock issued and outstanding as of the close of business on June 20, 2023 is entitled to vote on all items being voted on at our Annual Meeting. You may vote all shares owned by you as of June 20, 2023, including shares held directly in your name as the stockholder of record, and shares held for you as the beneficial owner in street name through a broker, bank, trustee or other nominee.

Q:	How many votes am I entitled to per share?
A:	Each holder of a share of our Common Stock is entitled to one vote for each share of our Common Stock held as of the Record Date.

Q:	What is the quorum requirement for the meeting?
A:	The holders of a majority of the aggregate voting power of the shares of our Common Stock issued and outstanding and entitled to vote at our Annual Meeting as of the Record Date must be present in person or represented by proxy at our Annual Meeting in order to hold the Annual Meeting and conduct business at our Annual Meeting. This presence is called a quorum. Your shares are counted as present at our Annual Meeting if you are present and vote in person virtually at our Annual Meeting or if you have properly submitted a proxy.

Q:	How are abstentions and broker non-votes treated?
A:	Abstentions (i.e., shares present at our Annual Meeting and marked “ABSTAIN”) are deemed to be shares presented or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present.

A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank, trustee or other nominee that holds the shares with specific instructions on how to vote on any “non-routine” matters brought to a vote at our Annual Meeting. In this situation, the broker, bank. trustee or other nominee will not vote on the “non-routine” matters. Broker non-votes are counted for purposes of determining whether a quorum is present.

For the Director Election Proposal, abstentions and broker non-votes are not treated as votes cast and, therefore, will have no effect on the outcome of the vote. For the Auditor Ratification Proposal, abstentions and broker non-votes are treated as shares present and entitled to vote for purposes of such proposal and, therefore, will have the same effect as a vote “AGAINST” such proposals.

Note that if you are a beneficial holder, brokers, banks, trustees and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is the Auditor Ratification Proposal. A broker, bank, trustee or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. This year, the “non-routine” matter relates to the Director Election Proposal. Accordingly, we encourage you to provide voting instructions to your broker, bank, trustee or other nominee whether or not you plan to attend our Annual Meeting.

Q:	What is the vote required for each proposal?
A:	The votes required to approve each proposal are as follows:
●
Director Election Proposal: The vote required for election of a director by the stockholders at an Annual Meeting shall, except in a contested election, be the affirmative vote of a majority of the votes cast in favor or against the election of a nominee at the Annual Meeting. This is an uncontested election of directors because the number of nominees for director does not exceed the number of directors to be elected. Therefore, an individual nominated for election to our Board of Directors at our Annual Meeting will be elected to our Board of Directors if the votes cast “FOR” the nominee’s election exceed the votes cast “AGAINST” the nominee’s election.

In accordance with our Corporate Governance Guidelines, an incumbent director must offer to resign from our Board of Directors immediately following the certification of the stockholder vote relating to such director’s election if he or she fails to receive the number of votes required for re-election. Within 90 days after the certification of the election results, the remaining members of our Board of Directors shall, taking into account the recommendation of our Sustainability and Governance Committee, and excluding the director nominee in question, determine whether to accept such resignation and publicly disclose the results of such determination.

● Auditor Ratification Proposal: Approval requires the affirmative vote of a majority of the shares present in person or represented by proxy at our Annual Meeting and entitled to vote.

Q:	If I submit a proxy, how will it be voted?
A:
When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at our Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in the Proxy Statement are properly presented at our Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If our Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

Q:	What should I do if I get more than one proxy or voting instruction card?
A:	Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials or one Notice for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are voted and counted.

Q:	Can I change my vote or revoke my proxy?
A:	You may change your vote or revoke your proxy at any time prior to the taking of the vote or the polls closing at our Annual Meeting.

If you are the stockholder of record, you may change your vote by:
● granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);
● providing a written notice of revocation to our Corporate Secretary at Benson Hill, Inc., 1001 North Warson Road, St. Louis, Missouri 63132, prior to your shares being voted; or
●
participating in our Annual Meeting and voting electronically online at www.virtualshareholdermeeting.com/BHIL2023. Participation alone at our Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically vote during the meeting online at www.virtualshareholdermeeting.com/BHIL2023.

Please note, however, that if your shares are held of record by a broker, bank, trustee or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Q:	How can I attend the Annual Meeting in person?
A:
There is no physical location for our Annual Meeting. You are invited to attend our Annual Meeting by participating online if you are a stockholder of record or a street name stockholder as of June 20, 2023, the Record Date. See, “How can I participate in the Annual Meeting?” below for more details. Please be aware that participating in our Annual Meeting will not, by itself, revoke a proxy. See, “Can I change my vote or revoke my proxy?” above for more details.

Q.	How can I participate in the Annual Meeting?
A:
Our Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend and participate in our Annual Meeting online by visiting www.virtualshareholdermeeting.com/BHIL2023, entering your name, email address and the 16-digit control number found on your Notice, proxy card or voter instruction form. You will also be able to vote your shares electronically at our Annual Meeting. To participate and vote in the Annual Meeting, you will need the 16-digit control number included on your Notice, proxy card or voter instruction form.

Our Annual Meeting webcast will begin promptly at 10:00 a.m. Central Time. We encourage you to access our Annual Meeting prior to the start time. Online check-in will begin at 9:45 a.m. Central Time, and you should allow ample time for the check-in procedures. We plan to have a webcast replay which will be posted to the Investor Relations section of our website located at https://investors.bensonhill.com.

Q:	What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
A:
If you encounter any technical difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number posted on the virtual meting platform login page at www.virtualshareholdermeeting.com/BHIL2023. Technical support will be available starting at 9:45 a.m. Central Time on August 11, 2023.

Q:	Why is the Annual Meeting being held only online?
A:	A virtual Annual Meeting provides expanded access and greater participation from any location around the world, improved communication and cost savings for our stockholders and our Company.

Q.	How can I get electronic access to the proxy materials?
A:	The Notice will provide you with instructions regarding how to:
● view our proxy materials for the meeting through the internet; and
● instruct us to send our future proxy materials to you electronically by email.

If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	Is there a list of stockholders entitled to vote at the Annual Meeting?
A:
The names of stockholders of record entitled to vote will be available for inspection by stockholders of record for ten days prior to our Annual Meeting. If you are a stockholder of record and want to inspect the stockholder list, please send a written request to our Corporate Secretary by email at legal@bensonhill.com to arrange for electronic access to the stockholder list.

Q:	Who will tabulate the votes?
A:	A representative of our Company will serve as the Inspector of Elections and will tabulate the votes at our Annual Meeting.

Q:	Where can I find the voting results of the Annual Meeting?
A:	We will announce preliminary voting results at our Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four (4) business days after our Annual Meeting.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
A:	The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

Brokers with account holders who are Benson Hill stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker, bank, trustee or nominee that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker, bank, trustee, nominee or Benson Hill that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, bank, trustee or nominee, (2) direct your written request to: Investor Relations, Benson Hill, Inc., 1001 North Warson Road, St. Louis, Missouri 63132, or (3) contact our Investor Relations department by email at investors@bensonhill.com. Stockholders who receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker, bank, trustee or nominee. In addition, we will promptly deliver, upon written or oral request to the address or email address above, a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:	What if I have questions about my Benson Hill shares or need to change my mailing address?
A:
You may contact our transfer agent, Continental Stock Transfer & Trust Company, by telephone at +1 (212) 509-4000, through its website at www.continentalstock.com or by U.S. mail at 1 State Street, 30th Floor, New York, New York 10004, if you have questions about your Benson Hill shares or need to change your mailing address.

Q:	Who is soliciting my proxy and paying for the expense of solicitation?
A:
The proxy for our Annual Meeting is being solicited on behalf of our Board of Directors. We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms, banks, trustees and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. If you choose to access the proxy materials or vote via the internet or by telephone, you are responsible for any internet access or telephone charges you may incur.

Q:	What are the requirements to propose actions to be included in our proxy materials for next year’s annual meeting of stockholders, or our 2024 Annual Meeting, or for consideration at our 2024 Annual Meeting?
A:	Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2024 Annual Meeting:

Our Bylaws provide that stockholders may present proposals for inclusion in our proxy statement by submitting their proposals in writing to the attention of our Corporate Secretary at our principal executive office located at 1001 North Warson Road, St. Louis, Missouri 63132. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. To be included in the proxy statement for our 2024 Annual Meeting, stockholder proposals must be received by our Corporate Secretary no later than February 27, 2024 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

Requirements for Stockholder Proposals to be presented at our 2024 Annual Meeting:

Our Bylaws provide that stockholders may present proposals to be considered at an annual meeting by providing timely notice to our Corporate Secretary at our principal executive office. To be timely for our 2024 Annual Meeting, our Corporate Secretary must receive the written notice at our principal executive office:

● not earlier than the close of business on April 13, 2024, and
● not later than the close of business on May 13, 2024.

If we hold our 2024 annual meeting of stockholders more than 30 days before or more than 60 days after August 11, 2024 (the one year anniversary date of our 2023 Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Corporate Secretary at our principal executive office:
● not earlier than the close of business on the 120th day prior to such annual meeting, and
● not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made.

A stockholder’s notice to the Corporate Secretary must set forth the information required by our Bylaws for each matter the stockholder proposes to bring before our annual meeting. If a stockholder who has notified Benson Hill of such stockholder’s intention to present a proposal at an annual meeting does not appear to present such stockholder’s proposal at such meeting, Benson Hill does not need to present the proposal for vote at such meeting.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
We have a strong commitment to good corporate governance practices. These practices provide an important framework within which our Board of Directors, its committees and our management can pursue our strategic objectives to promote the interests of our stockholders.
Corporate Governance Guidelines
Our Board of Directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of our Company. Our Corporate Governance Guidelines are available without charge on the Investor Relations section of our website located at https://investors.bensonhill.com by clicking on “Governance Documents” in the “Governance” section of our website. Our Corporate Governance Guidelines are subject to modification from time to time by our Board of Directors pursuant to the recommendations of our Sustainability and Governance Committee.
Board Leadership Structure; Chairperson and Lead Director
Daniel Jacobi, one of our independent directors, is the Chair of our Board of Directors. Our Corporate Governance Guidelines provide that our Board of Directors shall be free to choose its Chair in any way that it considers in the best interests of our Company. In addition, our Corporate Governance Guidelines provide that, when the Chair of our Board is a member of our Company management or does not otherwise qualify as independent, our independent directors will also elect, annually, an independent director as the Lead Director of our Board. The independent members of our Board of Directors also meet in executive session without management, which provides our Board of Directors with the benefit of having the perspective of independent directors.
Our Board of Directors believes that the current formation of our Board is the best leadership structure for us at the current time and is in the best interests of our Company and stockholders.
Our Board of Directors’ Role in Risk Oversight
One of the key functions of our Board of Directors is informed oversight of our risk management process. It administers this oversight function directly through our Board of Directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. Areas of focus include economic, operational, financial (accounting, credit, investment, liquidity and tax), competitive, legal, technical, scientific, regulatory, cybersecurity, privacy, compliance and reputational risks, and more recently, risk exposures related to COVID-19. The risk oversight responsibility of our Board of Directors and its committees is supported by our management reporting processes, which are designed to provide visibility to our Board of Directors and to our personnel who are responsible for risk assessment and information about the identification, assessment and management of critical risks, and our management’s risk mitigation strategies.

Our Audit and Risk Committee assists our Board of Directors in its oversight of enterprise risks, including technical and scientific risks, and assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management. Our Audit and Risk Committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management, such as major risk exposures related to tax matters, litigation, financial instruments and information security (including cybersecurity), technology and scientific risks. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Our Sustainability and Governance Committee assesses risks related to our corporate governance practices, the independence of our Board of Directors and monitors the effectiveness of our corporate governance guidelines.
We believe this division of responsibilities is an effective approach for addressing the risks we face and that our Board leadership structure supports this approach.
Director Independence
Our Board of Directors has determined that, with the exceptions of Ms. Brunts and Ms. Elsner, each of the members of our Board of Directors is “independent” as defined under the listing standards of the New York Stock Exchange, or NYSE, and our Board of Directors consists of a majority of “independent directors,” as that term is defined under the NYSE listing standards and SEC rules relating to director independence requirements. Our Board of Directors has also determined that all members of our Audit and Risk Committee, Compensation Committee and Sustainability and Governance Committee are independent, and satisfy the relevant NYSE and SEC independence requirements for such committees. In making this determination about the independence of our directors, our Board of Directors considered the relationships that each director has with Benson Hill and our management and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the relationships disclosed under “Certain Relationships and Related Party Transactions.” With respect to Mr. Dolezalek, this determination included consideration of his current employment at Grosvenor Food & AgTech, previously called Wheatsheaf Group, LLC, which through its wholly-owned subsidiary Wheatsheaf Group U.S. Inc. participated in our March 2022 PIPE transaction and which, as of March 31, 2023, beneficially owned approximately 5.6% of our Common Stock. With respect to Mr. Rohr, this determination included consideration of his current employment at Magnetar Capital, his participation as an investor in Star Peak Sponsor II LLC, as well as the participation in our March 2022 PIPE transaction by affiliates of Magnetar Capital.
In addition, Audit and Risk Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. To be considered independent for purposes of Rule 10A-3, a member of an Audit and Risk Committee of a listed company may not, other than in such member’s capacity as a member of the Audit and Risk Committee, the Board of Directors or any other board committee (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.
Committees of Our Board of Directors
Our Board of Directors has established an Audit and Risk Committee, a Compensation Committee and a Sustainability and Governance Committee. The composition and responsibilities of each committee are described below. Each of these committees has a written charter approved by our Board of

Directors. Copies of the charters for each committee are available on the Investor Relations section of our website located at https://investors.bensonhill.com by clicking on “Governance Documents” in the “Governance” section of our website. Members serve on these committees until (i) they resign from their respective committee, (ii) they no longer serve as a director or (iii) as otherwise determined by our Board of Directors.
Audit and Risk Committee
Our Audit and Risk Committee consists of David J. Lee, who serves as Chair, Richard Mack and Craig Rohr. Our Board of Directors has determined that Adrienne Elsner, David J. Lee, Daniel Jacobi, Richard Mack, Molly Montgomery and Craig Rohr each meet the requirements for independence and financial literacy under the current NYSE listing standards and SEC rules and regulations. In addition, our Board of Directors has determined that David J. Lee, Adrienne Elsner, Richard Mack and Molly Montgomery each qualify as an “audit committee financial expert” within the meaning of Item 407(d) of Regulation S-K promulgated under the Securities Act of 1933, as amended, or the Securities Act (though Ms. Elsner and Ms. Montgomery do not serve on our Audit and Risk Committee). This designation does not impose any duties, obligations, or liabilities that are greater than are generally imposed on members of our Audit and Risk Committee and our Board of Directors. Our Audit and Risk Committee is responsible for, among other things, assisting our Board in its oversight of:

●	the quality and integrity of our financial statements;
●	our compliance with regulatory requirements;
●	our independent registered public accounting firm’s qualifications and independence;
●	the performance of our internal audit function; and
●	the performance of our independent registered public accounting firm.

Our Audit and Risk Committee operates under a written charter, which satisfies applicable NYSE listing standards and SEC rules, and is available on our website at www.bensonhill.com.
Compensation Committee
Our Compensation Committee consists of Linda Whitley-Taylor, who serves as Chair, Richard Mack and J. Stephan Dolezalek. Our Board of Directors has determined that the composition of our Compensation Committee meets the requirements for independence under the current NYSE listing standards and SEC rules and regulations. Each member of the committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our Compensation Committee is responsible for, among other things:

●	reviewing, approving and determining, the compensation program and compensation of our executive officers;
●	monitoring our incentive and equity-based compensation plans; and
●	reviewing and approving the creation or revision of any clawback policy allowing us to recoup compensation paid to current and former employees;
●	reviewing our compensation policies for elements of risk; and
●	preparing the Compensation Committee report required to be presented to the Board of Directors.

Our Compensation Committee operates under a written charter, which satisfies applicable NYSE listing standards and SEC rules, and is available on our website at www.bensonhill.com.
Compensation Committee Interlocks and Insider Participation
No member of our Compensation Committee is or has been a former or current executive officer or employee of our Company. During 2022, no member of our Compensation Committee had a relationship that must be described under the SEC rules relating to disclosure of related person transactions. None of our executive officers currently serves, or has served during the last completed fiscal year, as a member of our Board of Directors or Compensation Committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board of Directors of Compensation Committee.
Sustainability and Governance Committee
Our Sustainability and Governance Committee consists of Molly Montgomery, who serves as Chair, J. Stephan Dolezalek and Daniel Jacobi. Our Sustainability and Governance Committee is responsible for, among other things:

●	identifying individuals qualified to become new board of director members, consistent with criteria approved by our Board of Directors;
●
reviewing the qualifications of incumbent directors to determine whether to recommend them to re-election and selecting, or recommending that our Board of Directors select, the director nominees for the next annual meeting of stockholders;

●	identifying members of our Board of Directors qualified to fill vacancies on any Board of Directors committee and recommending that our Board of Directors appoint the identified member or members to the applicable committee;
●	reviewing and recommending to our Board of Directors corporate governance principles applicable to our Company;
●	overseeing our Company’s environmental and social capital policies and initiatives; and
●	handling such other matters that are specifically delegated to the committee by our Board of Directors from time to time; and
●	overseeing our environmental, social and governance (“ESG”) matters, including environmental sustainability (climate, water and biodiversity) and social capital (supply chain diversity, human rights, community relations and philanthropy) matters, and periodically review our Company’s ESG strategy, goals, policies and procedures.

Our Sustainability and Governance Committee operates under a written charter, which satisfies applicable NYSE listing standards and SEC rules, and is available on our website at www.bensonhill.com.
Board and Committee Meetings and Attendance
Our Board of Directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. From January 1, 2022 through December 31, 2022, our Board of Directors met ten (10) times; our Audit and Risk Committee met five (5) times; our Compensation Committee met seven (7) times; and our Sustainability and Governance Committee met six (6) times.

From January 1, 2022 through December 31, 2022, each member of our Board of Directors attended at least 91% of the aggregate of all meetings of our Board of Directors and Committee meetings on which such member served that were held during the period in which such director served.
Board Attendance at Annual Meeting of Stockholders
Our policy is to invite and encourage each member of our Board of Directors to be present at our annual meetings of stockholders. This Annual Meeting will be our second annual meeting of stockholders since the Merger.
Communication with Directors
Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of our Board of Directors or a specific member of our Board of Directors (including our Chair) may do so by letters addressed to the attention of our Corporate Secretary.
All communications are reviewed by our Corporate Secretary and provided to the members of our Board of Directors as appropriate. Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our Board of Directors will not be provided to directors.
The address for these communications is:
Benson Hill, Inc.
1001 North Warson Road
St. Louis, Missouri 63132
Attn: Corporate Secretary

Code of Conduct and Ethics
We have adopted a Code of Conduct and Ethics that applies to all of our directors, officers and employees, and is available on our website at www.bensonhill.com.
Environmental, Social and Governance Matters
To measure and accelerate our ongoing environmental, social and governance (“ESG”) work, we have a highly experienced ESG team that has formalized our strategy and focus for 2023 and beyond. With a depth of knowledge in food retail, distribution, agricultural production and government relations, our team is committed to cultivating sustainability within the food system.
Leveraging our CropOS® technology platform and innovative closed loop business model, we take environmental sustainability and social responsibility considerations into account, developing products to meet the needs of stakeholders across the food value chain from farm, processing, food manufacturing, and to the consumer.
On the farm, we promote agronomic practices under the umbrella of regenerative agriculture that support both nutritional density of crops and improve soil health. This strategy offers the potential to reduce inputs, reduce greenhouse gas emissions and improve farm profitability. We leverage industry partnerships and agronomic data collection and analysis to promote practices that deliver financial and environmental value.
At processing, we monitor our input usage, and have evaluated our carbon and water usage through a primary data life cycle assessment. This life cycle assessment establishes that by leveraging Benson Hill ultra-high protein soybeans in certain applications, we can reduce processing while delivering protein specifications, along with other functional attributes, that meet food and feed customers’ needs. Our ingredients require up to 70% less water and up to 50% less CO2e to produce than U.S.-sourced soy protein concentrate.
For our food and feed customers, we deliver a single point of contact to what is normally a tiered and complex supply chain. This enables increased transparency and traceability for customers, and we can deliver quantifiable information to support a customer’s ESG-oriented product claim, or contribute to a customer’s ESG company commitments.
We continue to mature our stakeholder engagement strategy, executing dialogue and feedback processes allowing us to deliver products that hold financial, environmental and societal value. We continue to leverage industry tools to benchmark and evaluate our impact on the food industry, such as environmental assessments, governance policies, human capital best practices, and others. As our capabilities evolve, we intend to provide publicly reported metrics to address ESG frameworks many stakeholders expect to see.
Human Capital Management
Our employees are critical to our success. As of June 22, 2023, we employed approximately 424 full-time employees. None of our team members are either represented by a labor union or subject to a collective bargaining agreement. The majority of our team members are highly skilled and educated with expertise in a range of disciplines, including technology development, biology, agronomics, agribusiness, ingredients manufacturing, process development, food science and other subjects relevant to our operations. Approximately 177 team members are dedicated to our product and platform development. This team has technical expertise in disciplines including but not limited to genomics, data science, machine learning, artificial intelligence, software engineering, mathematics, genome engineering, molecular biology, biochemistry, plant genetics, plant physiology and plant breeding. We have an experienced leadership team, having been involved in numerous technology, agriculture, ingredient and food businesses, and many of our team members have prior experiences working in related technology and business fields.
Talent Acquisition, Engagement, Development and Retention
As an emerging company, we rely on the success of our recruitment efforts to attract highly skilled and educated people who think more innovatively, boldly and transparently. We employ diverse candidate outreach efforts and are inclusive in our hiring practices, focusing on the best talent for the role, and welcoming all genders, nationalities, ethnicities, abilities and other dimensions of diversity.
Together with our team members, we foster an entrepreneurial environment where team members are viewed as collective authors of our culture. We aim to provide advanced professional and development opportunities so that they can perform effectively in their roles and build their capabilities and career prospects for the future. Our organizational values – Be Bold, Be Inspired, Be Real – serve as the cornerstone for talent programs that cultivate ingenuity, an active learning mindset, candor and accountability. We believe an aligned cultural effort around hiring, talent management, team member development and leadership behaviors will result in positive impacts on both retention and overall employee engagement.
Diversity, Equity and Inclusion
We firmly believe in a culture that empowers continuous growth and agile achievement of bold outcomes, with the belief that the inclusion of people and their ideas inspire the greatest form of innovation. Focused on diversity, equity and inclusion, these efforts are intended to spur innovation, create healthy and high-performing teams and deliver superior customer experiences. We aim to provide equal opportunity for all employees and we believe no employee should be discriminated against due to race, color, religion, gender, gender identity, gender expression, sexual orientation, ancestry, national origin, age, marital or veteran status, or disability. We have developed processes and internal programs, such as employee-led councils, which have built an awareness and appreciation of individual differences and promote working together and re-thinking how we do business within our Company, with our partners and across the supply chain. As we work to develop teams that are grounded in a spirit of diversity, equity and inclusion, our goal is a workplace that is not just productive, but one of mutual respect and authenticity where team members thrive both professionally and personally.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to our Board of Directors
Candidates for nomination to our Board of Directors are selected by our Board of Directors based on the recommendation of our Sustainability and Governance Committee in accordance with its charter, our Second Amended and Restated Certificate of Incorporation, or Certificate of Incorporation, our Bylaws, our Corporate Governance Guidelines, and the criteria approved by our Board of Directors regarding director candidate qualifications. In recommending candidates for nomination, our Sustainability and Governance Committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates.
Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our Board of Directors is set forth under “Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2024 Annual Meeting” and “Requirements for Stockholder Proposals to be presented at our 2024 Annual Meeting.”
Director Qualifications
With the goal of developing a diverse, experienced and highly qualified Board of Directors, our Sustainability and Governance Committee is responsible for developing and recommending to our Board of Directors the desired qualifications, expertise and characteristics of members of our Board of Directors.
Because the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our Board of Directors from time to time, our Board of Directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and NYSE listing standards and the provisions of our Certificate of Incorporation and Bylaws, our Corporate Governance Guidelines and the charters of the committees of our Board of Directors. When considering nominees, our Sustainability and Governance Committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of our Board of Directors in the context of its existing composition. Our Board of Directors does not have a formal policy with respect to diversity and inclusion; however, it affirms the value placed on diversity within our Company. Through the nomination process, our Sustainability and Governance Committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to our Board of Directors’ overall effectiveness. Further, our Board of Directors is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool from which new candidates are selected. The brief biographical description of each director set forth in the Director Election Proposal below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of our Board of Directors at this time.

PROPOSAL NO. ONE: ELECTION OF DIRECTORS
Our Board of Directors currently consists of nine directors. All of our current directors will stand for re-election at our Annual Meeting. At the recommendation of our Sustainability and Governance Committee, our Board of Directors proposes that each of the nominees named below be elected as a director for a one-year term expiring at our 2024 Annual Meeting of Stockholders, or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.
Unless otherwise instructed, shares represented by proxies will be voted “FOR” the election of each of the nominees named below. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than nine directors. Stockholders may not cumulate votes for the election of directors.
Nominees to Our Board of Directors
Listed below is the biographical information for each person who is a member of our Board of Directors (the “Board”), including name, age and position as of June 20, 2023 and additional biographical descriptions.

ADRIENNE ELSNER	Career Highlights

Interim Chief Executive	Ms. Elsner was recently appointed as our Interim Chief Executive Officer and Director. She has over 25 years of experience in the Consumer Package Goods industry with 15 years of experience as a public company Senior Executive. Prior to this role, Ms. Elsner served as President, Chief Executive Officer, and Director of Charlotte’s Web Holding, Inc., a leader in hemp-derived CBD extract products, from 2019 to 2021, where she led the new public company in the emerging CBD sector with an Ag dependent vertically integrated supply chain. From 2015 to 2018, she served as President, U. S. Snacks, Kellogg Company, a manufacturer and marketer of convenience foods where she was the architect of the business transformation to exit the direct store delivery sales/distribution model and resetting the overhead cost base to drive top line and bottom line growth. From 1992 to 2015, Ms. Elsner served in several increasingly domestic and international senior positions with Kraft Foods, Inc., a multinational food and beverage conglomerate, including Chief Marketing Officer and Executive Vice President where she led the development of a technology platform to build new marketing capabilities around proprietary first-party data. Ms. Elsner serves on the Board of Directors of Owens Corning, a manufacturer of insulation, roofing and fiberglass composite materials in the U.S., Canada, Europe, Asia Pacific, Latin America, where she is a member of the audit and finance committees. She has also served on the board of the Ad Council. She earned her Bachelor of Science in Business from the University of Arizona and her Master of Business Administration in Finance and Marketing from the University of Chicago.
Officer and Director

Age: 60

Director since 2019

Committee Membership:
● None

Other Public Boards:
● Owens Corning
(NYSE: OC)

Key Qualifications, Experience, Skills and Expertise Contributed to
our Board

Ms. Elsner is a proven business leader with a track record of delivering transformational change across North America and International geographies. Through her broad range of P&L leadership positions at the Kellogg Company and Kraft Foods, she has led teams to deliver strong top line and bottom line results. As Chief Marketing Officer, Ms. Elsner gained significant knowledge and experience by leading the development of a digital/technology platform and building new marketing capabilities within advertising, product innovation and revenue growth management. Moreover, her executive leadership roles and her experience as a director for other public companies enable Ms. Elsner to provide unique and valuable contributions to our Company and our Board in the areas of enterprise management, business transformation and strategy. This breadth of experience gives our Board a valuable perspective as our Company scales its commercial growth behind an innovative pipeline to enter new product categories. Ms. Elsner is also experienced in executive team development at high growth enterprises, and her unique appreciation of customers, stockholders and employees parallels our Company’s ESG initiatives. We believe that Ms. Elsner’s significant executive leadership and management experience qualifies her to serve as our Interim CEO and Director. Her experience on the audit committee of other public companies, and her knowledge of accounting led to her designation as an “audit committee financial expert”

DEANN BRUNTS	Career Highlights

Director	Ms. Brunts has over 20 years of senior executive (primarily as chief financial officer) experience in public and private equity backed businesses. She served as our Chief Financial Officer from January 2021 through March 2022. Beginning in October 2020, she served as a director and audit committee chair of our Company until joining our Company as an employee. During 2020, Ms. Brunts provided financial, accounting, capital structure and leadership consulting services to private equity backed companies. From 1999 to 2020, Ms. Brunts held various executive and chief financial officer roles, including from January 2017 through December 2019, as the Chief Financial Officer of Solaray, LLC, a privately held full service category management and merchandising services provider of general merchandise to a variety of retailers, including over 40,000 convenience stores. Previously, Ms. Brunts served as the chief financial officer at several privately held companies and held additional executive vice president and chief financial roles in technology, professional services and financial services. From 1985 to 1999, Ms. Brunts held various positions at PricewaterhouseCoopers, including transaction services and audit partner and was a licensed CPA from 1987 to 1999. Ms. Brunts previously served as audit committee chair of the Women’s Foundation of Colorado and as a director and audit committee chair for Springboard to Learning and as a director of SRP Companies Canada. She is currently on the board of directors of B&G Foods, Inc., where she serves as audit committee chair and as a member of the nominating and governance and risk committees, and serves as a director and audit committee chair of Claire’s. She earned her Bachelor of Science in Business Administration in Accounting from the University of Missouri in St. Louis, and her Master of Business Administration in Finance and Operations Management from The Wharton School.

Age: 61

Director since 2020

Committee Membership:
● None

Other Public Boards:
● B&G Foods Inc.
(NYSE: BGS)

Key Qualifications, Experience, Skills and Expertise Contributed to
our Board

Ms. Brunts brings significant financial and accounting experience to our Board of Directors, which enables her to contribute important insights regarding financial strategy, risk management, and capital deployment. Through her prior experience serving in multiple executive-level financial and management roles at publicly traded and privately held companies, including as the former Chief Financial Officer of Benson Hill, along with her public accounting experience, Ms. Brunts has developed a deep knowledge and understanding of corporate accounting, financial planning and reporting, internal controls, business operations, talent management, executive team development, and compensation experience at high-growth and capital-intensive businesses. As our former Chief Financial Officer, Ms. Brunts has a deep understanding of our business. Moreover, Ms. Brunts has a demonstrated ability to negotiate and manage a range of strategic business transactions, including mergers and acquisitions, strategic partnerships, capital raises, and multi-tiered financings. Additionally, Ms. Brunts’s experience from serving as a director of B&G Foods, Inc. and as their “audit committee financial expert,” and Claire’s, where she also serves as the audit committee chair, augments the risk management and financial reporting knowledge of our Board of Directors. Ms. Brunts also serves as a member of the Financial Accounting Standards Advisory Committee. We believe that Ms. Brunts’s relevant experience and educational background, which includes an advanced degree in Finance, qualify her to serve as a member of our Board of Directors.

DANIEL JACOBI	Career Highlights

Director and Chair	Mr. Jacobi is an attorney and experienced international agriculture business leader who has worked with farmers, government officials, NGOs, and dedicated colleagues around the world in the pursuit of a safe, reliable, and affordable food supply for a world of 9 billion people by the year 2050. Mr. Jacobi served as an independent director of Feed Energy Corporation since August 2016, as an independent director of The Stelter Company since January 2022, and been a self-employed business and legal advisor since January 2015. From January 1998 until April 2014, Mr. Jacobi worked with DuPont Pioneer, in roles including General Counsel of Pioneer Hi-Bred, Associate General Counsel for DuPont Ag & Nutrition, and finally, as Senior Vice President, responsible for Pioneer’s businesses in Asia, Europe and Africa. During his career at DuPont Pioneer, Mr. Jacobi focused on complex technology licensing arrangements among large and small seed and biotech companies and on agricultural productivity in the developing world. From 1991 to 1997, Mr. Jacobi served as General Counsel of the Wittern Group, in Clive, Iowa. Since his 2014 retirement from DuPont Pioneer, Mr. Jacobi has represented select ag-related businesses, served as an independent director for Feed Energy Group since August 2016, and since January 2022, served as an independent director of The Stelter Company. Mr. Jacobi earned his Bachelor of Arts in Psychology and his Juris Doctor from Drake University, and from July 2006 through June 2023, served his alma mater as a member of the Drake University Board of Trustees.

Age: 68

Director since 2016

Committee Membership:
● Sustainability and
Governance

Other Public Boards:
● None

Key Qualifications, Experience, Skills and Expertise Contributed
to our Board

Throughout his career, Mr. Jacobi has worked with companies in the agricultural and biotechnology sectors to help create a safe, reliable, and affordable food supply. This work has given Mr. Jacobi an in-depth understanding of national and international biotech and agriculture enterprises, marketing strategies, and product innovation campaigns. Moreover, his work with farmers, government officials, and NGOs provides him with a ground-up perspective of the revenue markets that drive our Company’s growth, bringing a unique and valuable perspective to our Board of Directors. At the same time, Mr. Jacobi’s executive leadership experience has helped to develop his deep knowledge of global business operations and given him a strong, practical financial background, which contribute to our Board’s strategic and financial expertise. In addition, due to his background as corporate attorney, Mr. Jacobi is well-equipped to oversee and manage internal and external legal advisors on a range of corporate and transactional matters, including intellectual property protection, agricultural technology and agricultural biotechnology licensing, regulatory compliance, and mergers and acquisitions. We believe that Mr. Jacobi’s professional background and relevant experience qualifies him to serve as our Chair, as a Director, and as a member of our Sustainability & Governance Committee.

DAVID J. LEE	Career Highlights

Director	Mr. Lee has served as Chair and Chief Executive Officer of Inevitable Tech Inc., a private company pioneering advanced technologies and plant science to serve the controlled environment agriculture industry, since May 2023. From December 2021 to April 2023, he served as Chair and Chief Executive Officer of Iron Ox, Inc., a private company pioneering technology and plant science to serve the controlled environment agriculture industry. From February 2021 to November 2022, Mr. Lee worked as President of AppHarvest, Inc., a leading AgTech and sustainable food company; from December 2015 to January 2021, Mr. Lee served as the Chief Financial Officer and from December 2015 to March 2019 as the Chief Operating Officer at Impossible Foods Inc.; from April 2014 to December 2015, Mr. Lee served as the Chief Financial Officer of Zynga Inc. Mr. Lee is currently on the board of directors of AppHarvest, Inc. and Zevia PBC, a Delaware public benefit corporation and designated Certified B Corporation that offers a broad portfolio of zero sugar, zero calorie, and naturally sweetened beverages. Mr. Lee earned his Bachelor of Arts in Government from Harvard College and his Master of Business Administration from the University of Chicago.

Age: 51

Director since 2021

Committee Membership:
● Audit and Risk (Chair)

Other Public Boards:
● AppHarvest, Inc.
(NASDAQ: APPH)
● Zevia PBC
(NYSE: ZVIA)
Key Qualifications, Experience, Skills and Expertise Contributed
to our Board

Through his multiple executive leadership roles at innovative biotech and agricultural companies, Mr. Lee has gained extensive knowledge of, and expertise in, managing business and financial operations at high-growth enterprises, and he brings significant financial expertise to our Board of Directors. He also has a wealth of experience in managing acquisition financings, overseeing mergers and acquisitions, and negotiating strategic partnerships for public and private companies. Through his experience as Chief Financial Officer at Impossible Foods and as an audit committee member at Zevia, Mr. Lee has gained robust experience in the oversight of audit and accounting matters, internal control over financial reporting, cybersecurity initiatives and enterprise risk management solutions. In addition, through his past and present executive leadership positions, Mr. Lee has direct experience in the oversight of marketing and sales initiatives, product innovations, talent management strategies and other day-to-day business operations, particularly in the ag-tech and retail food sectors. As a result, Mr. Lee brings valuable insights to our Board of Directors, and provides thoughtful guidance to management. We believe that Mr. Lee’s extensive executive, financial and operational expertise qualifies him to serve as a Director and as the Chair of our Audit and Risk Committee. Mr. Lee’s financial management experience and extensive knowledge of accounting led to his designation as an “audit committee financial expert.”

RICHARD MACK	Career Highlights

Director	Mr. Mack was appointed to serve on our Board of Directors on June 15, 2023, to fill the vacancy on our Board created by the resignation of Matthew B. Crisp as a director. From June 2014 through his retirement in January 2018, Mr. Mack served as Executive Vice President and Chief Financial Officer for The Mosaic Company, a leading international producer and marketer of phosphate and potash crop nutrients. Prior to that, Mr. Mack held the position of Senior Vice President, General Counsel and Corporate Secretary for Mosaic from the date of its initial public offering in 2004 until his promotion to Executive Vice President in 2009. In the decade prior to Mosaic's formation, he served in various legal capacities at Cargill, Inc., and was a founding executive of Mosaic and Cargill Ventures. Mr. Mack was also the founder of the Streamsong Resort. Mr. Mack served from 2018 through 2022 as a director and audit committee chair of Anuvia Plant Nutrient Holdings, Inc., a privately-held crop nutrient company; and a director and finance committee chair of H.J. Baker & Bro., LLC, a privately-held sulphur and animal nutrition industry company. Mr. Mack is s currently on the board of directors of Titan Machinery, Inc., a public company in the agricultural and construction equipment sector, and serves as a member of its audit committee. Mr. Mack received an MBA from Northwestern University’s Kellogg School of Management, a JD with highest distinction from Hamline University School of Law and a Bachelor of Science in Accounting from Moorhead State University.

Age: 55

Director since 2023

Committee Membership:
● Audit and Risk
● Compensation

Other Public Boards:
● Titan Machinery Inc.
(NASDQ: TITN)

Key Qualifications, Experience, Skills and Expertise Contributed
to our Board

Mr. Mack brings to the Board significant experience as a public company executive, along with extensive knowledge of public company finance and financial statements, capital markets, corporate governance, agri-business markets, mergers and acquisitions, operating strategies and international business. We believe that Mr. Mack’s professional background and relevant experience qualifies him to serve as a Director, and as a member of our Audit and Risk Committee and our Compensation Committee. Mr. Mack’s financial management experience and public and private company audit committee experience led to his designation as an “audit committee financial expert.”

MOLLY MONTGOMERY	Career Highlights

Director	Ms. Montgomery currently serves on the board of directors at Wilbur-Ellis Company (since January 2020), The Wine Group (since October 2020) and Custom Made Meals (since May 2021). Ms. Montgomery also served as President, Chief Executive Officer of Custom Made Meals, a leading manufacturer of fresh, value-added protein appetizers and entrees sold through club stores and retail grocery locations nationwide, from May 2022 to February 2023. From May 2020 to May 2023, Ms. Montgomery served on the board of directors of Roth CH Acquisition I Co., Roth CH Acquisition II Co., Roth CH Acquisition III Co., and Roth CH Acquisition IV Co. From 2009 to 2019, Ms. Montgomery served as an Executive Officer of Landec Corporation, and as Chief Executive Officer, President & Director from 2015 to 2019, leading its two independent operating businesses: Curation Foods and Lifecore Biomedical. Ms. Montgomery previously served on the board of directors of Windset Farms from 2018 to 2019, and on the board of directors of Flower One Holdings from January 2020 to December 2020. Prior to Landec, Ms. Montgomery served as VP of Global Marketing and Business Development at Ashland Chemical. Ms. Montgomery has also been an executive in two enterprise software companies. Ms. Montgomery earned her Bachelor of Science in Chemical Engineering and her Master of Engineering in Chemical Engineering from the University of Louisville and her Master of Business Administration from Harvard Business School.

Age: 56

Director since 2021

Committee Membership:
● Sustainability and
Governance (Chair)

Other Public Boards:
● None

Key Qualifications, Experience, Skills and Expertise Contributed
to our Board

Ms. Montgomery’s well-rounded management experience at leading national and international public and private companies in the agricultural, biotechnology and retail food sectors contribute important insights to our Board of Directors on matters of business strategy and corporate governance. From her positions as Chief Executive Officer and President of Custom Made Meals and Landec Corporation, Ms. Montgomery brings extensive executive management and leadership experience to our Board and valuable strategic guidance as our Company executes on its strategies and plans for growth. In addition, through her service as a director of publicly traded companies, Ms. Montgomery has gained a wealth of experience in the oversight and management of strategic transactions and partnerships, corporate governance and sustainability initiatives, and stakeholder engagement campaigns. In addition, Ms. Montgomery’s educational background, which includes advanced degrees in Chemical Engineering and Business, make her uniquely qualified to understand and navigate the interplay of science and commerce at high-growth enterprises like Benson Hill. We believe that Ms. Montgomery’s professional background and relevant experience qualify her to serve as a Director and as the Chair of our Sustainability and Governance Committee. Ms. Montgomery’s executive management experience, her service on the board of directors of other companies and her educational background led to her designation as an “audit committee financial expert.”

CRAIG ROHR	Career Highlights

Director	Mr. Rohr is a Senior Managing Director in Magnetar Capital’s energy and infrastructure group and has been at Magnetar Capital since October 2009. Prior to joining Magnetar Capital, Mr. Rohr worked at First Reserve Corporation, a global control private equity and infrastructure investment firm. Based in London, England, Mr. Rohr focused on First Reserve’s portfolio company investments across North America, South America and Europe. Before joining First Reserve, Mr. Rohr worked at Citigroup in the firm’s Global Energy Investment Banking Group in New York. Mr. Rohr currently serves on the boards of directors of Vesper Energy Development LLC, PosiGen and Lightstar Renewables LLC (Magnetar Capital portfolio companies operating in the utility scale solar, residential solar and distributed solar spaces). Mr. Rohr earned his Bachelor of Science in Finance & Business Economics from the University of Notre Dame, where he graduated magna cum laude.

Age: 40

Director since 2021

Committee Membership:
● Audit and Risk

Other Public Boards:
● None

Key Qualifications, Experience, Skills and Expertise Contributed
to our Board

Mr. Rohr brings a strong financial background to our Board of Directors, developed through his previous work in investment banking and private equity at Citigroup and First Reserve, in addition to his significant experience managing complex financial transactions. Mr. Rohr’s deep understanding of the capital markets and investor engagement campaigns provides our Board of Directors with insightful strategic guidance, and enables him to navigate and manage numerous successful capital raising transactions for high-growth, capital-intensive enterprises in a variety of industries. Moreover, Mr. Rohr’s financial expertise and familiarity with corporate accounting and financial planning augment our Board’s collective financial knowledge. Mr. Rohr contributes a wealth of experience in matters of corporate governance and strategic planning, together with an entrepreneurial mindset and business acumen. We believe that Mr. Rohr’s financial expertise and his significant experience investing in sustainability and environmentally friendly businesses qualifies him to serve as a Director and as a member of our Audit and Risk Committee.

LINDA WHITLEY-TAYLOR	Career Highlights

Director	Ms. Whitley-Taylor has assisted with the UnitedHealth Group integration of Change Healthcare Inc. since October 2022. Ms. Whitley-Taylor joined Change Healthcare in 2013 and served as Executive Vice President and Chief People Officer from 2013 through October 2022. From 2008 to 2012, Ms. Whitley-Taylor served as Executive Vice President-Chief Human Resources Officer of AMERIGROUP Corporation. Ms. Whitley-Taylor currently serves on the board of trustees of Hampden-Sydney College. Ms. Whitley-Taylor earned her Bachelor of Arts in Psychology from Radford University.

Age: 59

Director since 2021

Committee Membership:
● Compensation (Chair)
Key Qualifications, Experience, Skills and Expertise Contributed
Other Public Boards:	to our Board
● None
Ms. Whitley-Taylor’s executive management and leadership experience with multiple public companies enables her to contribute important insights to our Board regarding international business strategy and talent management. Ms. Whitley-Taylor has direct and significant experience in the management and oversight of complex commercial transactions, including through her role as Strategic Advisor to UnitedHealth Group on the integration of Change Healthcare Inc, which provides our Board with valuable insights on matters of commercial synergies and strategic growth. Moreover, Ms. Whitley-Taylor’s previous experience leading the human resources function at two public companies helped to cultivate her deep understanding of human resource management strategies, which enables her to provide sound guidance to our Board regarding key corporate policymaking initiatives. Ms. Whitley-Taylor is also experienced in the areas of talent management, executive compensation, and executive team development, with a view toward enhancing communication and collaboration across the workplace. We believe that Ms. Whitley-Taylor’s depth of experience in talent management strategies and corporate culture, and vast experience in compensation qualifies her to serve as a Director and as the Chair of our Compensation Committee.

There are no family relationships among our director nominees.

Diversity of Director Nominees
Our Board of Directors works in earnest to identify candidates that not only possess the requisite skill sets, experiences and talents, but also with diversity at the forefront of its candidate considerations. Our Board’s current diversity matrix is as follows:

Board Diversity Matrix (As of June 20, 2023)
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	4	5	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	1	-	-
Hispanic or Latino	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	4	4	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-	-	-	-
Did Not Disclose Demographic Background	-	-	-	-
Director Compensation
Our Company’s Board of Directors sets, by recommendation from our Compensation Committee, non-employee director compensation which is designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to encourage ownership of Company stock to further align their interests with those of our stockholders. The Incentive Plan sets an annual limit of $700,000 on non-employee director compensation. Each non-employee director of our Company is eligible to receive the following compensation:

●	An annual cash retainer of $50,000.
●	Additional cash compensation for further additional Board and Committee participation as follows:

1.	Board Chairperson:	$30,000
2.	Committee Chairperson:	$10,000 per chair position
3.	Committee Member:	$5,000 per committee

●	An initial Long-Term Incentive award consisting of $330,000 delivered in RSUs granted on the date the individual joins the board, which vests 50% on the first anniversary of the grant and 50% on the second anniversary of the grant.
●	An annual Long-Term Incentive award consisting of $200,000 delivered in RSUs granted following our Annual Meeting and contingent upon continued Board membership, which fully vests at the earlier of the first anniversary of the grant or the following year’s Annual Meeting.

Director Compensation Table for 2022 Fiscal Year
The following table provides information concerning the compensation of each non-employee director who served on the Board in 2022. Mr. Crisp is not included in the table below, as Mr. Crisp served as our Chief Executive Officer during all of 2021 and 2022, Mr. Crisp did not receive any compensation for his Board service during 2022. The compensation received by Mr. Crisp is shown in the section titled “Executive Compensation—Summary Compensation Table.” Mr. Crisp agreed to resign as our Chief Executive Officer and a director, effective June 15, 2023.

	Fees Earned
	or Paid in	Option Awards	RSU Awards
Name	Cash($)	($)(1)	($)(2)	Total($)
DeAnn Brunts(3)	36,813	—	200,000	236,813
J. Stephan Dolezalek(4)	60,000	—	200,000	260,000
Adrienne Elsner(5)	60,000	—	200,000	260,000
Daniel Jacobi	85,000	—	200,000	285,000
David J. Lee	60,000	—	200,000	260,000
Richard Mack(6)	—	—	—	—
Molly Montgomery	60,000	—	200,000	260,000
Craig Rohr	55,000	—	200,000	255,000
Linda Whitley-Taylor	60,000	—	200,000	260,000

(1)	As of December 31, 2022, the following non-employee directors had outstanding equity incentive awards in our Company: Ms. Elsner — 344,128 options, Mr. Jacobi — 397,898 options, Mr. Lee — 150,556 options and Ms. Whitley-Taylor — 172,064 options.
(2)
The amounts included in the “RSU Awards” column represent the grant date fair value of RSU awards granted to the directors on July 1, 2022. Amounts shown do not reflect compensation actually received by the directors nor do they necessarily reflect the actual value that will be recognized by the directors. Instead, the amount shown is the grant date fair value of RSU awards granted to the directors computed in accordance with ASC Topic 718. The assumptions used to calculate the value of restricted stock awards are set forth in Note 18—Stock-Based Compensation to our Company’s consolidated financial statements included in the Company’s Annual Report to Security Holders for the fiscal year ended December 31, 2022.

(3)	Ms. Brunts began receiving compensation for her Board service upon her resignation as our Chief Financial Officer on March 28, 2022.

(4)	Pursuant to his employment agreement with Grosvenor Food & AgTech, Mr. Dolezalek serves as Managing Partner, Grosvenor Food & AgTech maintains the pecuniary interest in any compensation Mr. Dolezalek receives for his Board service. Accordingly, Mr. Dolezalek disclaims all such compensation to the extent of his pecuniary interest therein, if any.
(5)	Ms. Elsner was appointed our Interim Chief Executive Officer, effective June 15, 2023. The compensation information set forth above reflects Ms. Elsner’s compensation as a director for the fiscal year ended December 31, 2022, and does not include compensation to be paid to her in connection with her service as our Interim Chief Executive Officer.
(6)	Mr. Mack was appointed to our Board of Directors on June 15, 2023, and did not serve on our Board of Directors during the fiscal year ended December 31, 2022.

Non-Employee Director Compensation Arrangements
Employee directors receive no additional compensation for their service as a director. We also reimburse our directors for their reasonable out-of-pocket expenses in connection with attending meetings of our Board of Directors and Committees. The non-employee director compensation program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES FOR THE ELECTION OF THE DIRECTORS SET FORTH IN THIS PROPOSAL NO. ONE.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Unless otherwise indicated in the footnotes below, the following table sets forth information regarding the actual beneficial ownership of our Common Stock as of March 31, 2023 (the “Ownership Date”):

●	each person who is known to us to own beneficially more than 5% of our outstanding shares of Common Stock;
●	each of our executive officers and directors; and
●	all executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty (60) days.
In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership, we deemed outstanding shares of our Common Stock subject to options and warrants held by that person that are currently exercisable or that are exercisable within sixty (60) days. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Applicable percentages are based on 207,458,957 shares of our Common Stock issued and outstanding on the Ownership Date.
For the avoidance of doubt, the table below also includes certain restricted shares of Common Stock that were issued upon the closing of the Merger Agreement, pending the achievement of certain milestones related to the share price of the Common Stock detailed in the Merger Agreement (the “Earn

Out Shares”), which are currently held in escrow subject to forfeiture, issued to certain holders of our Common Stock in connection with the consummation of the Merger. Unless otherwise indicated and subject to applicable community property laws, our Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

	Number of
	Shares of	Percentage
	Common	of
	Stock	Outstanding
	Beneficially	Common
Name and Address of Beneficial Owners(1)	Owned	Stock
5% Stockholders:
BlackRock, Inc. and its subsidiaries(2)	17,672,937	8.5%
Entities affiliated with GV(3)	17,049,461	8.2%
Entities affiliated with Argonautic Ventures(4)	16,053,474	7.7%
Chiu Wing Nga Rita(4)	16,053,474	7.7%
Entities affiliated with iSelect Fund Management, LLC(5)	12,890,392	6.2%
Michael Kime(5)	12,890,392	6.2%
Richard Imperiale(5)	12,890,392	6.2%
Carter Williams(5)	12,890,392	6.2%
Susan Slavik Williams(5)	12,890,392	6.2%
Entities affiliated with Mercury(6)	11,711,556	5.6%
Adrian Fortino(6)	11,711,556	5.6%
Blair Garrou(6)	11,711,556	5.6%
Aziz Gilani(6)	11,711,556	5.6%
Dan Watkins(6)	11,711,556	5.6%
Grosvenor Food & AgTech US Inc.(7)	11,573,376	5.6%
Prelude Fund, LP(8)	11,050,714	5.3%
Mark Cupta(8)	11,050,714	5.3%
Gabriel Kra(8)	11,050,714	5.3%
Tim Woodward(8)	11,050,714	5.3%
Alec Litowitz(9)(10)	10,512,500	5.1%
Michael C. Morgan(9)(11)	10,282,500	5%
Directors and Executive Officers:
Matthew B. Crisp(12)	6,311,550	3%
DeAnn Brunts(13)	928,068	*
Daniel Jacobi(14)	451,821	*
Craig Rohr(15)	412,882	*
Jason Bull(16)	394,555	*
Adrienne Elsner(17)	390,764	*
Linda Whitley-Taylor(18)	195,382	*
David J. Lee(19)	192,467	*
Dean Freeman(20)	177,013	*
Yevgeny Fundler(21)	146,935	*
Bruce Bennett(22)	27,566	*

Molly Montgomery(23)	22,327	*
J. Stephan Dolezalek(24)	22,327	*
Richard Mack(25)	—	*
All Directors and Executive Officers as a group (14 individuals)	9,673,658	4.7%

* Less than one percent
(1)		Unless otherwise noted, the business address of each of our executive officers and directors is c/o Benson Hill, Inc., 1001 North Warson Road, St. Louis, MO 63132.
(2)
Represents 17,672,937 shares of our Common Stock held by BlackRock, Inc. and its subsidiaries. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055. Based solely on a Schedule 13G filed by BlackRock, Inc. with the SEC on February 7, 2023.

(3)
Represents 17,049,461 shares of our Common Stock held by GV 2017, L.P. and GV 2019, L.P. as of the Ownership Date. GV 2017 GP, L.P. (the general partner of GV 2017, L.P.), GV 2017 GP, L.L.C. (the general partner of GV 2017 GP, L.P.), Alphabet Holdings LLC (the sole member of GV 2017 GP, L.L.C.), XXVI Holdings Inc. (the sole member of Alphabet Holdings LLC) and Alphabet Inc. (the controlling stockholder of XXVI Holdings Inc.) may each be deemed to have sole voting and investment power over the securities held by GV 2017, L.P. GV 2019 GP, L.P. (the general partner of GV 2019, L.P.), GV 2019 GP, L.L.C., (the general partner of GV 2019 GP, L.P.), Alphabet Holdings LLC (the sole member of GV 2019 GP, L.L.C.), XXVI Holdings Inc. (the sole member of Alphabet Holdings LLC) and Alphabet Inc. (the controlling stockholder of XXVI Holdings Inc.) may each be deemed to have sole voting and investment power over the securities held by GV 2019, L.P. Each of GV 2017 GP, L.P., GV 2017 GP, L.L.C., GV 2019 GP, L.P., GV 2019 GP, L.L.C., Alphabet Holdings LLC, XXVI Holdings Inc. and Alphabet Inc. disclaim beneficial ownership of the shares except to the extent of any pecuniary interest therein. The principal business address of GV 2017, L.P., GV 2017 GP, L.P., GV 2017 GP, L.L.C., GV 2019, L.P., GV 2019 GP, L.P., GV 2019 GP, L.L.C., Alphabet Holdings LLC, XXVI Holdings Inc. and Alphabet Inc. is 1600 Amphitheatre Parkway, Mountain View, CA 94043.

(4)
Represents 16,053,474 shares of our Common Stock, consisting of 4,650,000 shares of our Common Stock held by Argonautic Ventures Master SPC (for and on behalf of Argonautic Vertical Series Benson Hill SS Fund III SP) and 11,403,474 shares of our Common Stock held by Argonautic Ventures Master SPC (for and on behalf of Argonautic Vertical Series Benson Hill SS Funds II SP) as of the Ownership Date. Chiu Wing Nga Rita holds a direct or indirect interest in Argonautic Ventures Master SPC (for and on behalf of Argonautic Vertical Series Benson Hill SS Fund II SP) and Argonautic Ventures Master SPC (for and on behalf of Argonautic Vertical Series Benson Hill SS Funds II SP) and may be deemed to have beneficial ownership of the securities held directly by such entities. Ms. Chiu disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest she may have therein, directly or indirectly. The address for Argonautic Ventures Master SPC is P.O. Box 2705 Grand Cayman KYI-1103.

(5)
Represents 12,890,392 shares of our Common Stock held by iSelect Fund — Argonautics, LLC, iSelect Fund — St. Louis, LLC, iSelect Fund B — St. Louis, LLC, iSelect Qualified Purchaser Fund, LLC, Millennium Trust Company (for the benefit of iSelect Qualified Purchase Fund), Millennium Trust Company (for the benefit of iSelect Fund B — St. Louis, LLC), Millennium Trust Company (for the benefit of iSelect Qualified Purchaser Fund, LLC) and iSelect Fund Management, LLC as of the Ownership Date. iSelect Fund Management, LLC is the manager of iSelect Fund — Argonautics, LLC, iSelect Fund — St. Louis, LLC, iSelect Fund B — St. Louis, LLC, iSelect Qualified Purchaser Fund, LLC, Millennium Trust Company (for the benefit of iSelect Qualified Purchase Fund), Millennium Trust Company (for the benefit of iSelect Fund B — St. Louis, LLC) and Millennium Trust Company (for the benefit of iSelect Qualified Purchaser Fund, LLC) and may be deemed to have beneficial ownership of the securities held directly by such entities. Michael Kime, Richard Imperiale, Carter Williams and Susan Slavik Williams are the board of managers of iSelect Fund Management, LLC and may be deemed to have or share beneficial ownership of the securities held directly by iSelect Fund Management, LLC. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The address for iSelect Fund Management, LLC is 1401 S. Brentwood Blvd., Ste. 300, St. Louis, MO 63144.

(6)
Represents 11,711,556 shares of our Common Stock held by Mercury Camelback Fund, LLC, Mercury Fund Affiliates III, L.P., Mercury Fund Ventures III, L.P. and Mercury Fund Partners III, L.P. as of the Ownership Date. Adrian Fortino, Blair Garrou, Aziz Gilani and Dan Watkins manage Mercury Camelback Fund, LLC, Mercury Fund Affiliates III, L.P., Mercury Fund Ventures III, L.P. and Mercury Fund Partners III, L.P. and may be deemed to have or share beneficial ownership of the securities held directly by such entities. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The address for Mercury is 3737 Buffalo Speedway, Suite 1750, Houston, TX 77098.

(7)
The amount and nature of ownership indicated above is based solely upon information provided to us by the stockholder. The indicated amount represents 11,573,376 shares of Common Stock (including 766,666 shares of Common Stock issuable upon exercise of warrants) held by Grosvenor Food & AgTech US Inc. (f/k/a Wheatsheaf Group U.S., Inc.). Grosvenor Food & AgTech US Inc. is wholly owned by Grosvenor Food & AgTech Limited. Voting and investment power with respect to the shares held by Grosvenor Food & AgTech US Inc. may be exercised in whole or in part by J. Stephan Dolezalek, Anthony James, Montell Bayer, Katrin Burt, Fiona Emmett, William Kendall, Kevin Lane, Clive Morris, Jonathon Bond, Robert Davis, Mark Preston, and Alexander Scott, who are the directors of Grosvenor Food & AgTech Limited. The majority of the shares in Grosvenor Food & AgTech Limited are held by trusts and trustees for the benefit of the current and future generations of the Grosvenor family, headed by the Duke of Westminster. These trusts are based in the United Kingdom. The address of Grosvenor Food & AgTech US Inc. is 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, CA 94306. J. Stephan Dolezalek has been a member of our Board since September 29, 2021. Pursuant to his employment arrangement with Grosvenor Food & AgTech, where Mr. Dolezalek serves as a Managing Partner, Grosvenor Food & AgTech maintains the pecuniary interest in any compensation Mr. Dolezalek receives for his Board service. Accordingly, Mr. Dolezalek disclaims all beneficial ownership in the shares of our Common Stock that he holds to the extent of his pecuniary interest therein, if any.

(8)
Represents 11,050,714 shares of our Common Stock held by Prelude Fund, LP as of the Ownership Date. Prelude Ventures LLC is the manager of Prelude Fund, LP and may be deemed to have beneficial ownership of the securities held directly by Prelude Fund, LP. Mark Cupta, Gabriel Kra and Tim Woodward are the managing directors of Prelude Ventures LLC and may be deemed to have or share beneficial ownership of the securities held directly by Prelude Fund LLC. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The address for Prelude Fund, LP is One Ferry Building, Suite 300, San Francisco, CA 94111.

(9)
Star Peak Sponsor II LLC (the “Sponsor”) is the record holder of 9,982,500 of such shares including 1,996,500 Sponsor Earn Out Shares. The Sponsor Earn Out Shares are restricted and subject to forfeiture if certain earn out conditions described in the Merger Agreement are not satisfied. The Sponsor has voting control over such Sponsor Earn Out Shares. Star Peak 19, LLC, Star Peak L LLC and Star Peak M LLC are the managing members of the Sponsor and as such, each of them has voting and investment discretion with respect to the shares of our Common Stock held of record by the Sponsor and may be deemed to have shared beneficial ownership of the shares of our Common Stock held directly by the Sponsor. Eric Scheyer is the sole member of and controls Star Peak 19 LLC; Alec Litowitz is the sole member of and controls Star Peak L LLC; and Michael C. Morgan is the sole member of and controls Star Peak M LLC (each, a “Sponsor Controlling Entity”). The unanimous consent of each Sponsor Controlling Entity is required to make voting and dispositive decisions with respect to the securities held by the Sponsor. Accordingly, each of Messrs. Scheyer, Litowitz and Morgan is deemed to have or share beneficial ownership of the securities held directly by the Sponsor. Each such entity or person disclaims any beneficial ownership of the reported shares other than each to the extent of any pecuniary interest they may have therein, directly or indirectly. The principal business address of the Sponsor Controlling Entities and each of Messrs. Scheyer, Litowitz and Morgan is 1603 Orrington Avenue, 13th Floor, Evanston, IL 60201.

(10)
Includes 90,000 shares of our Common Stock issued in a private investment in public equity transaction entered into on March 24, 2022 (the “PIPE Shares”) held by Magnetar Capital Master Fund Ltd. (“Magnetar”) and 440,000 PIPE Shares held by Astrum Partners LLC, Series XVI (“Astrum”). Alec Litowitz has voting and investment discretion with respect to certain securities held by Magnetar and Astrum and may be deemed to have beneficial ownership of such securities held directly by Magnetar and Astrum. Mr. Litowitz disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(11)
Includes 300,000 PIPE Shares held by Portcullis Partners, LP. Michael C. Morgan serves as Manager of the general partner, Portcullis G.P., LLC, for, and he and his spouse indirectly hold interests in, Portcullis Partners, L.P.

(12)	Mr. Crisp served as Chief Executive Officer of our Company through fiscal year 2022 and up until his resignation on June 15, 2023. Represents 3,226,556 shares of our Common Stock owned by Mr. Crisp, 382,138 unvested Earn Out awards owned directly by Mr. Crisp, 1,693,755 shares of our Common Stock underlying the options exercisable within sixty (60) days of the Ownership Date held by Mr. Crisp, and 1,009,092 shares of our Common Stock held by the following trusts indirectly controlled by Mr. Crisp: (i) 92,887 shares of our Common Stock held by a trust for which Mr. Crisp’s spouse is a trustee and of which Mr. Crisp disclaims beneficial ownership except to the extent of his pecuniary interest therein; (ii) 500,000 shares of our Common Stock held by a trust for which Mr. Crisp’s spouse is a trustee and of which Mr. Crisp is a beneficiary; (iii) 279,639 shares of our Common Stock held by trusts for which Mr. Crisp’s spouse is a trustee and for which Mr. Crisp’s children are beneficiaries; and (iv) 136,566 shares of our Common Stock held by grantor retained annuity trusts for which Mr. Crisp is the settlor and sole trustee and of which his children are beneficiaries.

(13)	Represents 110,764 unvested Earn Out awards and 817,304 shares of our Common Stock underlying options exercisable within sixty (60) days of the Ownership Date held by Ms. Brunts.
(14)	Represents 53,924 unvested Earn Out Awards and 397,898 shares of our Common Stock underlying options exercisable within sixty (60) days of the Ownership Date held by Mr. Jacobi.
(15)	Represents 22,327 shares of our Common Stock, 77,418 unvested Earn Out awards and 313,137 shared held by a trust directly controlled by Mr. Rohr.
(16)
Represents 17,292 shares of our Common Stock, 81,528 unvested Earn Out awards and 295,735 shares of our Common Stock underlying options exercisable within sixty (60) days of the Ownership Date held by Mr. Bull.

(17)
Represents 46,636 unvested Earn Out awards and 344,128 shares of our Common Stock underlying options exercisable within sixty (60) days of the Ownership Date held by Ms. Elsner. Ms. Elsner was appointed Interim Chief Executive Officer of the Company effective June 15, 2023.

(18)	Represents 23,318 unvested Earn Out awards and 172,064 shares of our Common Stock underlying options exercisable within sixty (60) days of the Ownership Date held by Ms. Whitley-Taylor.
(19)
Represents 21,508 shares of our Common Stock, 20,403 unvested Earn Out awards and 150,556 shares of our Common Stock underlying options exercisable within sixty (60) days of the Ownership Date held by Mr. Lee.

(20)	Represents 177,013 shares of our Common Stock held by Mr. Freeman.
(21)
Represents 10,247 shares of our Common Stock, 29,148 unvested Earn Out awards and 107,540 shares of our Common Stock underlying options exercisable within sixty (60) days of the Ownership Date held by Mr. Fundler.

(22)	Represents 27,566 shares of our Common Stock held by Mr. Bennett.
(23)	Represents 22,327 shares of our Common Stock held by Ms. Montgomery.
(24)	Represents 22,327 shares of our Common Stock held by Mr. Dolezalek. Mr. Dolezalek is employed by Grosvenor Food & AgTech US Inc., which participated in our March 2022 PIPE transaction and which, as of March 31, 2023, beneficially owned approximately 5.6% of our Common Stock. Pursuant to his employment arrangement with Grosvenor Food & AgTech, where Mr. Dolezalek serves as a Managing Partner, Grosvenor Food & AgTech maintains the pecuniary interest in any compensation Mr. Dolezalek receives for his Board service. Accordingly, Mr.Dolezalek disclaims all beneficial ownership in the shares of our Common Stock that he holds to the extent of his pecuniary interest therein, if any.
(25)	Mr. Mack was not serving on our Board of Directors as of the Ownership Date.

EXECUTIVE OFFICERS
Our Board of Directors chooses our executive officers, who then serve at the discretion of our Board of Directors. Listed below is the biographical information for each of our executive officers,

including, name, age and position with Benson Hill as of June 20, 2023 and additional biographical descriptions.

ADRIENNE ELSNER	For a brief biography of Ms. Elsner, please see “Proposal No. One: Election of Directors.”

BRUCE BENNETT	Career Highlights

President, Ingredients	Mr. Bennett has served as the President, Ingredients for Benson Hill since July 2021. From January through June 2021, he was self-employed as a consultant; from March 2019 through December 2020, he served as the Vice President Strategic Sourcing at McClement Management Group, where he was responsible for managing spend across baked goods, dairy, coatings and seasonings and condiments for one of the largest quick service restaurants in the United States; and from 1993 to 2018, he worked at various roles at Archer Daniels Midland, including most recently as President Global Proteins from August 2016 to May 2018, where he led the division tasked with commercializing next generation proteins and implementing growth initiatives for soy and peas protein, edible beans and powders, ancient grains and gluten-free and organic flours. While at Archer Daniels Midland, Mr. Bennett also worked as President, Specialty Ingredients, Vice President, Foods and Wellness, General Manager, Soy Proteins, as well as in various sales positions domestically and internationally. During his time there, Mr. Bennett led efforts to expand Archer Daniels Midland’s geographic footprint, broaden its portfolio into complementary and adjacent products, and commercialize next-generation protein ingredients. Mr. Bennett earned his Bachelor of Arts in English and Economics from Illinois Wesleyan University and a wide variety of professional certifications.

Age: 52

Joined Benson Hill: 2021

Key Qualifications, Experience, Skills and Expertise

Mr. Bennett is an accomplished and results-oriented executive with extensive experience in the agricultural and retail food sectors. As President, Ingredients, Mr. Bennett leads our Company’s product innovation, marketing, and commercialization initiatives. His previous experience in consulting and with Archer Daniels Midland helped cultivate his ability to identify and adapt to changing consumer preferences and industry trends, which he leverages with respect to M&A diligence and integration, strategic investments, new product development, cost reduction initiatives, pricing strategy, human capital planning and training, and sales and marketing initiatives.

JASON BULL, Ph.D.	Career Highlights

Chief Technology Officer	Mr. Bull has served as the Chief Technology Officer for Benson Hill since June 2020. Prior to joining Benson Hill, he founded a machine learning business at Object Computing, Inc. (OCI), where he served as VP, Strategy & Machine Learning from November 2018 to May 2020. The machine learning business had strategic business impact across multiple Fortune 500 companies spanning a diverse set of industries. Prior to OCI, Mr. Bull served as Vice President, Digital at The Climate Corporation from June 2016 to August 2018, and spent twenty years with Bayer (Monsanto), most recently as its Vice President R&D (Global Digital Seed Science), where he delivered a digital advisory platform. Mr. Bull also served as Vice President R&D (Global Trait & Field Solutions), leading trait introgression into the global product lineup and global research and development intellectual property, where he spearheaded the seminal introduction of predictive technologies and their application to the research and development pipeline. Mr. Bull has been granted 30 patents in digital agriculture, molecular breeding and robotic seed chipping. He has also authored 15 publications on the optimization of breeding and production systems. He earned his Bachelor of Agricultural Science (Honors) in quantitative genetics and analytics and his Ph.D. in quantitative genetics and biometrics from the University of Queensland in Australia.

Age: 56

Joined Benson Hill: 2020

Key Qualifications, Experience, Skills and Expertise

Mr. Bull has over 20 years of industry experience unlocking synergies between biology and data science. As Chief Technology Officer, Mr. Bull leads our Company’s combined R&D and data science capabilities across predictive breeding, genomics, product discovery, big data engineering and scientific development. Mr. Bull has a track record of leading cross-functional teams and pioneering innovations in a host of agricultural and technical fields, which we believe enable him to effectively lead our technological initiatives at the intersection of science and commerce.

DEAN FREEMAN	Career Highlights

Chief Financial Officer	Mr. Freeman has served as our Chief Financial Officer since March 28, 2022, after joining Benson Hill in February 2022 as Executive Vice President, Finance. From 2019 to January 2022, Mr. Freeman served as President and Chief Executive Officer of First Source Capital LLC, a commercial finance company he founded in 2019 to serve the commercial real estate, trade finance, alternative finance, M&A and business finance markets; from 2016 to 2019, he served as Vice President, Finance, Information Technology, and Chief Financial Officer of GCP Applied Technologies Inc., a global provider of construction products technologies; from 2015 to 2016, he served as Vice President, GCP Finance at W.R. Grace & Co.; and from 2012 to 2015, he was employed by Watts Water Technologies Inc., a global provider of water quality products and solutions for the residential, commercial and industrial real estate markets, where he served as interim President and Chief Executive Officer after serving as Executive Vice President and Chief Financial Officer. Mr. Freeman previously held senior finance and treasurer roles with Flowserve Corporation and The Stanley Works Corporation, in addition to financial and management roles of increasing responsibility with United Technologies Corporation and Alstom Power Services. Mr. Freeman earned his Bachelor of Science in Business Administration from the University of Connecticut and his Master of Business Administration from Rensselaer Polytechnic Institute.

Age: 59

Joined Benson Hill: 2022

Key Qualifications, Experience, Skills and Expertise

Mr. Freeman is a seasoned executive with over 30 years of financial leadership, public company experience and a robust record of strategic and operational financial leadership for organizations undergoing significant growth. Through his previous work in commercial real estate, trade finance, and other industries, Mr. Freeman gained in-depth experience managing a variety of commercial transactions, global financial planning, accounting, tax and treasury, and investor relations. Mr. Freeman also has significant experience implementing and maintaining internal controls, managing enterprise risks, and developing capital deployment strategies, particularly at a high-growth enterprise like Benson Hill.

YEVGENY FUNDLER	Career Highlights

Chief Legal Officer and	Mr. Fundler has served as Chief Legal Officer and Corporate Secretary at Benson Hill since May 2021. From March 2014 to January 2021, he served as Senior Vice President, General Counsel and Secretary of AITX (formerly known as American Railcar Industries, Inc.), a company in the business of railcar leasing and repair services, managing a fleet of tank and covered hopper railcars across the United States. From March 2010 until February 2014, Mr. Fundler served as Vice President, General Counsel of WestPoint Home LLC, a company in the business of manufacturing, licensing and distributing various home textile products and brands with an international manufacturing base in Bahrain and a multinational sourcing operation. From September 2006 through February 2010, Mr. Fundler served as Assistant General Counsel of Icahn Enterprises L.P., a diversified holding company engaged in investment, energy, automotive, food packing, metals, real estate and home fashion. From March 2000 to September 2006, Mr. Fundler served as Counsel with Icahn Associates and affiliates. Prior to Icahn Associates, Mr. Fundler worked for Gordon Altman Weitzen Shalov & Wein, a law firm representing the interests of various corporate and institutional clients in a broad range of corporate, mergers and acquisitions and other commercial transactions. Prior to joining the corporate group at Gordon Altman Weitzen Shalov & Wein, Mr. Fundler had his own law practice in Silicon Valley and San Francisco, with an emphasis on representing start-up entrepreneurs. Mr. Fundler earned his Bachelor of Arts in International Business from San Diego State University and his Juris Doctor from University of California Hastings College of the Law.
Corporate Secretary

Age: 53

Joined Benson Hill: 2021

Key Qualifications, Experience, Skills and Expertise

Mr. Fundler is a strategic leader and trusted advisor with more than 25 years of experience delivering business-focused solutions. Mr. Fundler is an accomplished legal counsel in the areas of corporate governance, mergers and acquisitions, financial and capital market transactions, complex commercial transactions, intellectual property and litigation management, and compliance. Moreover, through his executive-level leadership experience, Mr. Fundler gained a wealth of experience providing strategic leadership and tactical advice to executive teams regarding corporate strategy and governance and day-to-day operations. We believe Mr. Fundler’s extensive legal background and executive experience enables him to effectively lead Benson Hill’s legal function and contribute to the executive team.

EXECUTIVE COMPENSATION
Introduction
This section provides an overview of our Company’s executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below.
Our named executive officers (“NEOs”) for fiscal year 2022, which are determined in accordance with applicable SEC rules and consist of our principal executive officer and the next two most highly compensated executive officers, are:

●	Matthew B. Crisp, our former Chief Executive Officer;
●	Dean Freeman, our Chief Financial Officer; and
●	Jason Bull, our Chief Technology Officer.

Summary Compensation Table
The following table shows information concerning the annual compensation for services provided to our Company by our NEOs for the periods ended December 31, 2021 and December 31, 2022.

Name and Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1))	Option Awards ($)(1)	Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Adrienne Elsner	2022	—	—	—	—	—	—	—
Interim Chief Executive Officer(4)	2021	—	—	—	—	—	—	—
Matthew B. Crisp	2022	613,462	—	15,381,499(5)	—	1,089,844	18,856	17,103,660
Former Chief Executive Officer(6)	2021	455,712	—	2,900,420(7)	912,803(8)	657,012	15,838	4,941,784
Dean Freeman	2022	394,616	—	2,224,745(9)	—	314,047	6,630	2,940,038
Chief Financial Officer(10)	2021	—	—	—	—	—	—	—
DeAnn Brunts	2022	148,077	—	810,099(11)	—	—	28,878	987,054
Former Chief Financial Officer(12)	2021	470,280	350,000	840,691(13)	898,378(14)	269,231	46,633	2,875,213
Jason Bull	2022	422,616	—	1,284,567(15)	—	252,802	20,866	1,980,851
Chief Technology Officer	2021	330,808	—	618,798	306,476(16)	219,210	12,693	1,487,984

(1)
The amounts included in the “Stock Awards” and “Option Awards” columns represent the grant date fair values of restricted stock unit (“RSU”) awards and stock options, respectively, granted to our NEOs. Amounts shown do not reflect compensation actually received by the NEOs nor do they necessarily reflect the actual value that will be recognized by the NEOs. Instead, the amount shown is the grant date fair value of RSU awards and stock option awards granted to the NEOs computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”). The assumptions used to calculate the value of RSU awards and stock options are set forth in Note 19—Stock-Based Compensation to our Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(2)	The amounts in this column represent cash bonus payments to our NEOs under our 2021 Annual Incentive Plan, which are based on Company and individual performance.
(3)	The amounts in this column represent group-term life payments made by our Company on behalf of the employee, 401(k) plan matching contributions, housing allowance provided to Ms. Brunts and housing reimbursement provided to Mr. Freeman.
(4)	Ms. Elsner was appointed to serve as our Interim Chief Executive Officer, effective June 15, 2023 and was not an executive officer of our Company during fiscal year 2022. See the Director Compensation Table in Proposal No.One for Ms. Elsner’s compensation as a member of our Board for the fiscal year ended December 31, 2022.
(5)	This amount includes two RSU awards. The first RSU award was granted on January 7, 2022. The vesting start date for this award is September 29, 2021. The award time vests subject to continued service with our Company and will become 100% time vested on the third anniversary of the vesting start date. These RSUs will performance vest as to (i) 25% if and when the volume-weighted average price per share of the Common Stock over 30consecutive trading days (the “30-day VWAP”) at any time on or after the first anniversary of the vesting start date but on or prior to the third anniversary of the vesting start date, is above $15, (ii) 25% if and when the 30-day VWAP at any time on or after the first anniversary of the vesting start date but on or prior to the fourth anniversary of the vesting start date, is above $20, (iii) 25% if and when the 30-day VWAP at any time on or after the first anniversary of the vesting start date but on or prior to the fifth anniversary of the vesting start date, is above $25 and (iv) 25% if and when the 30-day VWAP at any time on or after the first anniversary of the vesting start date but on or prior to the sixth anniversary of the vesting start date, is above $30, provided that, if any of the 30-day VWAP targets in the foregoing clauses (i)-(iv) are not achieved by the respective deadlines, such 30-day VWAP target will be increased by 10% and the applicable 25% tranche of the RSUs with respect to that 30-day VWAP target (as increased) will vest if and when such increased 30-day VWAP target is achieved at any time within the 12-month period following the original deadline for such 30-day VWAP target. The second award was granted on March 18, 2022. The vesting start date for this award is the grant date. The award vests subject to continued service with our Company through each applicable vesting date with 25% of the RSUs vesting on each annual anniversary of the vesting start date, becoming 100% vested on the fourth annual anniversary of the vesting start date.
(6)	Mr. Crisp agreed to resign from his position effective June 15, 2023. Mr. Crisp received no cash compensation in connection with his Board service during fiscal years ended December 31, 2022 and 2021.
(7)	Granted on September 29, 2021. This RSU award vests subject to continued service with our Company, if at any time on or after the vesting start date but on or prior to the third anniversary of the vesting start date the closing price per share of the Common Stock over any 20 trading days within any 30 consecutive trading day period equals or exceeds: (i) $14, then 50% of this award will vest; and (ii) $16, then 50% of this award will vest.
(8)	This amount includes two option awards. The first option award was granted on January 25, 2021. This option award vests and becomes exercisable in approximately equal installments on each of the first four anniversaries of the vesting commencement date (here, October 21, 2020), subject to continued service with our Company through each such vesting date. The second option award was granted on February 9, 2021. This option award vests and becomes exercisable in approximately equal installments on the vesting commencement date (here, September 29, 2021) and each of the first three anniversaries of the vesting commencement date, subject to continued service with our Company through each such vesting date.

(9)	This amount includes two RSU awards. The first RSU award was a one-time sign-on equity bonus and was granted on March 17, 2022. The vesting start date for this award is February 2, 2022. The award vests subject to continued service with our Company through each applicable vesting date with 25% of the RSUs vesting on each annual anniversary of the vesting start date, becoming 100% vested on the fourth annual anniversary of the vesting start date. The second award was granted on March 18, 2022. The vesting start date for this award is the grant date. The award vests subject to continued service with our Company through each applicable vesting date with 25% of the RSUs vesting on each annual anniversary of the vesting start date, becoming 100% vested on the fourth annual anniversary of the vesting start date.
(10)	Mr. Freeman became our Chief Financial Officer as of March 28, 2022.
(11)	This amount includes two RSU awards. The first RSU award was granted on January 7, 2022. The vesting start date for this award is September 29, 2021. The award time vests subject to continued service with our Company and will become 100% time vested on the third anniversary of the vesting start date. These RSUs will performance vest as to (i) 50% if and when the 30-day VWAP at any time on or after the first anniversary of the vesting start date but on or prior to the third anniversary of the vesting start date, is above $15 and (ii) 50% if and when the 30-day VWAP at any time on or after the first anniversary of the vesting start date but on or prior to the fifth anniversary of the vesting start date, is above $20, provided that, if the 30-day VWAP target in clause (i) is not achieved by the third anniversary of the vesting start date, such 30-day VWAP target will be increased by 10% and the applicable 50% tranche of the RSUs with respect to the 30-day VWAP target (as increased) will vest if and when such increased 30-day VWAP target is achieved at any time within the 12-month period following the third anniversary of the vesting start date. The second award was granted on July 1, 2022. The vesting start date for this award is June 13, 2022. The award vests subject to continued service with our Company and will vest on the earlier of the first anniversary of the grant date or the following year’s annual stockholders meeting.
(12)	Ms. Brunts resigned as our Chief Financial Officer in connection with her retirement, and she was replaced by Mr. Freeman, effective as of the filing of the Corporation’s Annual Report on Form 10-K on March 28, 2022. Ms. Brunts has continued to serve on our Board following her resignation as our Chief Financial Officer. Ms. Brunts received no cash compensation in respect of her 2021 Board service.
(13)	Granted on September 29, 2021. This RSU award vests subject to continued service with our Company, if at any time on or after the vesting start date but on or prior to the third anniversary of the vesting start date the closing price per share of the Common Stock over any 20 trading days within any 30 consecutive trading day period equals or exceeds: (i) 14, then 50% of this award will vest; and (ii) $16, then 50% of this award will vest.
(14)	This amount includes two option awards. The first option award was granted on January 25, 2021. This option award vests and becomes exercisable in approximately equal installments on the first two anniversaries of the vesting commencement sate (here, January 11, 2021), subject to continued service with our Company through each such vesting date. The second option award was granted on January 25, 2022 in connection with her Board service. This option award vests and becomes exercisable in approximately equal installments on each of the first eight quarterly anniversaries of the vesting commencement date (here, December 1, 2020), subject to continued service with our Company through each such vesting date.

(15)	This amount includes two RSU awards. The first RSU award was granted on January 7, 2022. The vesting start date for this award is September 29, 2021. The award time vests subject to continued service with our Company and will become 100% time vested on the third anniversary of the vesting start date. These RSUs will performance vest as to (i) 50% if and when the 30-day VWAP at any time on or after the first anniversary of the vesting start date but on or prior to the third anniversary of the vesting start date, is above $15 and (ii) 50% if and when the 30-day VWAP at any time on or after the first anniversary of the vesting start date but on or prior to the fifth anniversary of the vesting start date, is above $20, provided that, if the 30-day VWAP target in clause (i) is not achieved by the third anniversary of the vesting start date, such 30-day VWAP target will be increased by 10% and the applicable 50% tranche of the RSUs with respect to the 30-day VWAP target (as increased) will vest if and when such increased 30-day VWAP target is achieved at any time within the 12-month period following the third anniversary of the vesting start date. The second award was granted on March 18, 2022. The vesting start date for this award is the grant date. The award vests subject to continued service with our Company through each applicable vesting date with 25% of the RSUs vesting on each annual anniversary of the vesting start date, becoming 100% vested on the fourth annual anniversary of the vesting start date.
(16)	This amount includes two option awards. The first option award was granted on February 9, 2021. This option award vests and becomes exercisable in approximately equal installments on the vesting commencement date (here, September 29, 2021) and each of the first three anniversaries of the vesting commencement sate, subject to continued service with our Company through each such vesting date. The second option award was granted on February 9, 2021. This option award vests and becomes exercisable in approximately equal installments on each of the first four anniversaries of the vesting commencement sate (here, February 9, 2021), subject to continued service with our Company through each such vesting date.

Employment Agreements
Interim Chief Executive Officer—Employment Agreement
On June 15, 2023, we appointed Adrienne Elsner, a director of our Company, to serve as our Interim Chief Executive Officer, effective immediately. We have entered into an employment agreement with Ms. Elsner (the “Elsner Employment Agreement”), which sets forth the principal terms and conditions of her employment as our Interim Chief Executive Officer, including, among other things: (i) the Elsner Employment Agreement will remain in force and effect for the twelve-month period beginning June 16, 2023 and ending June 15, 2024 unless earlier terminated; (ii) our Company will pay to Ms. Elsner as compensation for the performance of her duties and obligations under the Elsner Employment Agreement an annual base salary of $550,000 in periodic installments; (iii) Ms. Elsner will be eligible to receive an equity award under the Incentive Plan with a grant date fair value equal to approximately 200% of Ms. Elsner’s base salary under the Elsner Employment Agreement, subject to such Company and individual performance goals as may be established by our Board or Compensation Committee, and such award shall time vest on June 15, 2024, provided Ms. Elsner remains employed through such date; (iv) Ms. Elsner will be eligible to receive a one-time equity incentive award with a grant date fair value equal to approximately 200% of Ms. Elsner’s base salary under the Elsner Employment Agreement based on performance as determined in the sole discretion of our Board or Compensation Committee; (v) Ms. Elsner is entitled to a bonus opportunity of 125% of base salary based on performance as determined by our Board or Compensation Committee, (vi) reimbursement of COBRA continuation coverage premiums for Ms. Elsner and Ms. Elsner’s dependents through the earliest of 18 months, the maximum COBRA period, or the date on which Ms. Elsner becomes eligible under another group health plan and (vii) during Ms. Elsner’s employment term, Ms. Elsner is entitled to participate in all employee benefit plans, practices, and programs, including fringe benefits and perquisites, that are maintained by our Company.

In the event Ms. Elsner is terminated by our Company without cause or by Ms. Elsner for good reason, Ms. Elsner is entitled to (i) the base salary for the remainder of the Elsner Employment Agreement term, (ii) a lump sum amount equal to the annual bonus earned prior to termination; (iii) a lump sum amount equal to the remaining annual bonus assuming performance targets were satisfied; (iv) reimbursement of COBRA continuation coverage premiums for Ms. Elsner and Ms. Elsner’s dependents through the earliest of 18 months, the maximum COBRA period, or the date on which Ms. Elsner becomes eligible under another group health plan; (v) a lump sum equal to the amount equivalent to the cost of six months of COBRA premiums, grossed up for taxes, if Ms. Elsner has not become eligible for coverage under other group health coverage on the 18 month anniversary of the termination; and (vi) equity awards subject to time-based vesting will become vested to the extent such awards would be vested had Ms. Elsner remained employed through the duration of the Elsner Employment Agreement and the performance vesting period will continue to run through the end of the Elsner Employment Agreement. In the event Ms. Elsner’s employment is terminated due to death or disability, Ms. Elsner is entitled to the amounts described in (i) and (vi) in the foregoing sentence.
Our Company has agreed to reimburse Ms.Elsner’s reasonable and documented attorney fees to provide legal advice to Ms. Elsner in connection with the review and execution of the Elsner Employment Agreement. The Company has agreed to reimburse certain of Ms. Elsner’s moving costs and to provide a housing allowance of $3,000 a month, grossed up for taxes.
Former Chief Executive Officer—Separation and Release Agreement and Consulting Agreement
On June 15, 2023, Matthew B. Crisp agreed to resign as our Chief Executive Officer, effective immediately. In connection with Mr. Crisp’s resignation, we entered into a separation and release agreement with Mr. Crisp, dated as of June 15, 2023 (the “Crisp Separation Agreement”). Pursuant to the Crisp Separation Agreement, among other things: (i) Mr. Crisp’s employment agreement with our Company, dated September 29, 2021 (the “Crisp Employment Agreement”), was terminated; (ii) Mr. Crisp provided a general release of claims in favor of our Company; (iii) all of Mr. Crisp’s outstanding equity awards shall continue to vest for the duration of Mr. Crisp’s Consultancy (as defined in the Crisp Consulting Agreement (as defined below)); (iv) if Mr. Crisp’s Consultancy is terminated without cause or due to death or disability, then at the termination of his Consultancy, any unvested portion of such outstanding equity awards that are subject to time-vesting shall become vested on such date to the extent that the awards would otherwise have vested through the June 15, 2025 vesting period; (v) our Company will pay Mr. Crisp a lump sum amount equivalent to 18 months of individual COBRA premiums with an additional six month grossed up lump sum if no group coverage is available at the end of the COBRA period and will reimburse the actual cost of dependent COBRA coverage up to the maximum COBRA period or until enrolled in group coverage; (vi) in the event that Mr. Crisp is terminated within 12 months following or three months preceding a Change in Control (as such term is defined in our Company’s 2021 Omnibus Incentive Plan (the “Incentive Plan”)), then any unvested portion of such outstanding equity awards that are subject to time-vesting (including, but not limited to, any awards for which the performance goals have been achieved but that remain subject to time vesting) shall become fully time-vested as of the termination of Mr. Crisp’s Consultancy; and (vii) in the event that Mr. Crisp’s Consultancy is terminated (a) by our Company for cause or (b) voluntarily by Mr. Crisp, then all vesting will cease as of the date Mr. Crisp’s Consultancy is terminated and all unvested equity awards shall be forfeited. Additionally, pursuant to the Crisp Separation Agreement, certain provisions of the Crisp Employment Agreement regarding the loyalty agreement entered into between Mr. Crisp and our Company and certain non-competition and non-solicitation provisions of the Crisp Employment Agreement shall survive the termination of the Crisp Employment Agreement. Mr. Crisp remains subject to a clawback provision whereby he agrees to forfeit any unpaid Phase I or Phase II bonus under the

Consulting Agreement and to repay any portions of the Phase I or Phase II bonus already paid in the event Mr. Crisp’s Consultancy is terminated for cause due to violations of the restrictive covenants in the Crisp Separation Agreement, provided that Mr. Crisp be provided a fifteen day cure period if our Company determines the violation is capable of being cured.
In connection with Mr. Crisp’s resignation, we entered into a consulting agreement with Mr. Crisp (the “Crisp Consulting Agreement”), pursuant to which Mr. Crisp will be engaged as a consultant to provide transition support through June 15, 2024. Pursuant to the terms of the Crisp Consulting Agreement, among other things: (i) for the period of June 16, 2023 through December 15, 2023 (“Phase I”), Mr. Crisp will provide transition support to effectuate the transition to the interim CEO, including supporting high priority turnover of external relationships, advice relating to our Company's business, and related services, up to twenty hours per week; and (ii) for the period of December 16, 2023 through June 15, 2024 (“Phase II”), Mr. Crisp will provide services to complete other advisory needs and duties for up to ten hours per week. For the duration of Phase I, our Company shall pay to Mr. Crisp a potential total fee amount of $312,500 in periodic installments, and for the duration of Phase II, our Company shall pay to Mr. Crisp a potential total fee amount of $156,250 in periodic installments. Provided that Mr. Crisp executes a general release in favor of our Company, upon the completion of Phase I, Mr. Crisp will receive a lump sum payment equal to $1,523,437.50, and provided that Mr. Crisp executes a general release in favor of our Company, upon the completion of Phase II, Mr. Crisp will receive a lump sum payment equal to $507,812.50. In the event the Crisp Consulting Agreement is terminated by Mr. Crisp or by our Company for cause (as defined in the Crisp Consulting Agreement): (i) Mr. Crisp shall forfeit and lose all entitlement to any amounts other than the accrued but unpaid fees due and payable at the time of the termination and shall forfeit any interest in any portion of the Phase I compensation or Phase II compensation that had not been earned as of such date; and (ii) all of Mr. Crisp’s outstanding equity awards will cease vesting as of the date the Crisp Consulting Agreement is terminated, and Mr. Crisp shall forfeit and lose all entitlement to all unvested equity awards.. In the event the Crisp Consulting Agreement is terminated by Mr. Crisp or terminated for cause by reason of his breach of the restrictive covenants in the Crisp Separation Agreement, Mr. Crisp shall forfeit and lose all entitlement to any portion of the Phase I bonus or Phase II bonus not paid prior to the date the Crisp Consulting Agreement is terminated.
We have agreed to reimburse Mr. Crisp’s reasonable attorney fees of up to $40,000 in connection with his review and execution of the Crisp Separation Agreement and the Crisp Consulting Agreement subject to certain terms and conditions.
Chief Financial Officer—Freeman Employment Agreement
On March 25, 2022, our Company and Mr. Freeman entered into an Executive Employment Agreement (the “Freeman Employment Agreement”) in connection with Mr. Freeman’s service to our Company as our Chief Financial Officer. The Freeman Employment Agreement became effective immediately following our Company’s filing of its Annual Report on Form 10-K on March 28, 2022.
Pursuant to the Freeman Employment Agreement, Mr. Freeman (i) is entitled to an annual base salary of $450,000, (ii) is eligible to receive an annual cash bonus with a target amount of 50% of his annual base salary, determined based on the achievement of certain Company and individual performance goals set by our Board or Compensation Committee, and subject to other terms and conditions of the Freeman Employment Agreement, and (iii) is eligible to participate in the Incentive Plan and the LTIP, as determined by our Board or Compensation Committee, in its sole discretion. The target equity award for Mr. Freeman’s 2023 annual grant will have had a grant date fair value equal to 75% of Mr. Freeman’s base salary, and shall vest annually over three years from the vesting start date, subject to Mr. Freeman’s continued employment with our Company through the applicable vesting date.
In addition, Mr. Freeman received a one-time sign-on equity bonus (the “Sign-On Equity Award”) of 300,000 RSUs, which shall vest 25% on each of the first four anniversaries of the bonus’s grant date, subject to Mr. Freeman’s continued employment with our Company through each anniversary vesting date. Mr. Freeman is also eligible to participate in all benefit plans and programs of our Company available to similarly situated executives of our Company.
The Freeman Employment Agreement provides for (i) reimbursement for housing for Company related travel to St. Louis of up to $2,500 per month through the earliest of July 31, 2023 or Mr. Freeman’s relocation to St. Louis and (ii) reimbursement of up to $30,000 for reasonable relocation expenses incurred prior to July 31, 2023 (plus a gross-up to cover any taxes paid by executive related to such relocation reimbursement).
Under the Freeman Employment Agreement, upon a termination by our Company without Cause or Mr. Freeman’s resignation for Good Reason (each as defined in the Freeman Employment Agreement, and together an “Involuntary Freeman Termination”), Mr. Freeman would be entitled to the following benefits, subject to continued compliance with certain restrictive covenants and execution of a release of claims in favor of our Company: (i) salary continuation for one year; (ii) a lump sum payment equal to any unpaid annual bonus for the calendar year prior to the Involuntary Freeman Termination; (iii) a lump sum payment equal to any annual bonus that would have been payable in the year of the Involuntary Freeman Termination (based on the lower of achievement of the applicable target performance goals or actual performance), prorated, based on the portion of such year in which Mr. Freeman is employed (the “Freeman Separation Year Bonus”); and (iv) if Mr. F timely elects COBRA continuation coverage, up to 12 months of reimbursements for his COBRA premium payments.
In addition, if in the 12 months following a Change in Control (as defined in the Incentive Plan), Mr. Freeman experienced an Involuntary Freeman Termination or if the circumstances that ultimately give rise to the Involuntary Freeman Termination occur within the three months prior to a Change in Control, (i) Mr. Freeman will be eligible for an additional six months of salary continuation and COBRA premiums, (ii) the Freeman Separation Year Bonus will not be subject to proration, and (iii) any unvested portions of any outstanding equity awards subject to time-vesting, including the Sign-On Equity Award, shall become fully time-vested.
Mr. Freeman is also a party to our Company’s 2021 general form of Loyalty Agreement used for Company employees, which provides for one-year salary continuation upon an employee’s separation if, in our Company’s sole discretion, our Company elects to bind the employee to a one year post-employment non-competition covenant. This Loyalty Agreement also provides for certain restrictive covenants, including confidentiality, intellectual property assignment, and non-solicitation of employees, consultants or customers during employment and for one year post-termination. The Employment Agreement also provides for up to an additional 12 months of base salary continuation if our Company elects to extend the restrictive period for Mr. Freeman’s non-compete covenant.
The Freeman Employment Agreement also provides that to the extent an event or events occur that would trigger the application of Code Section 280G, and result in “parachute payments” within the meaning of Code Section 280G to be paid to Mr. Freeman, any such parachute payments payable to Mr. Freeman will be reduced to the maximum amount that does not trigger an excise tax under Code

Section 280G unless Mr. Freeman would be better off on an after-tax basis receiving all such parachute payments.
Chief Technology Officer—Bull Employment Agreement
On September 9, 2021, our Company and Mr. Bull entered into an Executive Employment Agreement (the “Bull Employment Agreement”) in connection with Mr. Bull’s service to our Company as our Chief Technology Officer. The Bull Employment Agreement became effective on the Merger Closing Date.
Pursuant to the Bull Employment Agreement, Mr. Bull (i) is entitled to an annual base salary of $410,000, (ii) is eligible to receive an annual cash bonus with a target amount of 50% of his annual base salary, determined based on the achievement of certain Company and individual performance goals set by our Board or Compensation Committee, and subject to other terms and conditions of the Bull Employment Agreement, and (iii) starting in 2022, is eligible to participate in the Incentive Plan and the LTIP, as determined by our Board or Compensation Committee, in its sole discretion. The target equity award for Mr. Bull’s 2023 annual grant will have a grant date fair value equal to 75% of Mr. Bull’s base salary, and shall vest annually over three years from vesting start date, subject to Mr. Bull’s continued employment with our Company through the applicable vesting date.
In addition, in consideration of Mr. Bull entering into the Bull Employment Agreement, Mr. Bull became eligible to receive 67,000 RSUs, subject to Mr. Bull’s continued employment with our Company through September 29, 2024 (the third anniversary of the Merger Closing Date) and certain performance-based vesting conditions generally based on the achievement by our Common Stock of certain 30-day VWAP per share of milestones (as detailed in the Bull Employment Agreement).
Under the Bull Employment Agreement, upon a termination by our Company without Cause or Mr. Bull’s resignation for Good Reason (each as defined in the Bull Employment Agreement, and together an “Involuntary Bull Termination”), Mr. Bull would be entitled to the following benefits, subject to continued compliance with certain restrictive covenants and execution of a release of claims in favor of our Company: (i) salary continuation for one year; (ii) a lump sum payment equal to any unpaid annual bonus for the calendar year prior to Mr. Bull’s separation; (iii) a lump sum payment equal to any annual bonus that would have been payable in the year of Mr. Bull’s separation (based on the lower of achievement of the applicable target performance goals or actual performance), prorated, based on the portion of such year in which Mr. Bull is employed (the “Bull Separation Year Bonus”); and (iv) if Mr. Bull timely elects COBRA continuation coverage, up to 12 months of reimbursements for Mr. Bull’s COBRA premium payments.
In addition, if in the 12 months following a Change in Control, Mr. Bull experiences an Involuntary Bull Termination or if the circumstances that ultimately give rise to the Involuntary Bull Termination occur within the three months prior to a Change in Control, (i) Mr. Bull will be eligible for an additional six months of salary continuation and COBRA premiums and the Bull Separation Year Bonus will not be subject to proration and (ii) the unvested portions of any outstanding equity awards that are subject to time-vesting shall become fully time-vested.
Mr. Bull is also party to our Company’s 2021 general form of Loyalty Agreement used for Company employees, which provides for one-year salary continuation upon an employee’s separation if, in our Company’s sole discretion, our Company elects to bind the employee to a one-year post-employment non-competition covenant. The Loyalty Agreement also provides for certain restrictive covenants, including confidentiality, intellectual property assignment, and non-solicitation of employees, consultants or customers during employment and for one year post-termination. The Bull Employment Agreement also provides for up to an additional 12 months of base salary continuation if our Company elects to extend the restrictive period for Mr. Bull’s non-compete covenant.
The Bull Employment Agreement also provides that to the extent an event or events occur that would trigger the application of Code Section 280G, and result in “parachute payments” within the meaning of Code Section 280G to be paid to Mr. Bull, any such parachute payments payable to Mr. Bull will be reduced to the maximum amount that does not trigger an excise tax under Code Section 280G unless Mr. Bull would be better off on an after-tax basis receiving all such parachute payments.
Base Salary Adjustments
In March 2022, Mr.  Crisp’s base salary was increased from $475,000 to $625,000 pursuant to the terms of the Crisp Employment Agreement. Mr. Crisp is entitled to receive certain cash compensation under the terms of the Crisp Consulting Agreement. For more information, see the section titled “Executive Compensation—Employment Agreements.”
In March 2023, Mr. Freeman’s base salary was increased from $450,000 to $462,280 pursuant to the terms of the Freeman Employment Agreement.
In March 2022, Mr. Bull’s base salary was increased from $410,000 to $426,000 pursuant to the terms of the Bull Employment Agreement. In March 2023, Mr. Bull’s base salary was increased from $426,000 to $454,116 pursuant to the terms of the Bull Employment Agreement.
Annual Bonuses
Benson Hill uses annual cash incentive bonuses for the executive officers to motivate their achievement of short-term performance goals and tie a portion of their cash compensation to performance. During the first quarter of the year, our Compensation Committee selects performance targets, target amounts, target award opportunities and other terms and conditions of annual cash bonuses for our executive officers, subject to the terms of their employment agreements. Following the end of each year, our Compensation Committee determines the extent to which the performance targets were achieved and the amount of the award that is payable to our executive officers.
Stock-Based Awards
Benson Hill uses stock-based awards to promote our interests by providing our executives with the opportunity to acquire equity interests as an incentive for their remaining in our service and aligning the executives’ interests with those of Benson Hill’s equity holders. Our NEOs received founders grants of long-term equity incentive awards pursuant to the Incentive Plan in 2022. In the past, we have made stock option awards to our NEOs subject to time-based vesting, performance-based vesting or both, as reflected in our Outstanding Equity Awards at 2022 Fiscal Year-End Table below.
Employee Benefit Plans
Our NEOs are generally eligible to participate in our health and welfare, retirement and other employee benefit programs on the same basis as other employees, subject to applicable law. We maintain a 401(k) plan for eligible employees. Under the 401(k) plan, eligible employees may elect to contribute a portion of their eligible compensation as pre-tax or Roth deferrals or on an after-tax basis in accordance with the limitations imposed under the Code. We match 100% of each dollar contributed by a participant, up to the first 3% of eligible 401(k) compensation, and 50% of each dollar contributed between 3% and 5% of the participant’s eligible 401(k) compensation, subject to limitations imposed under the Code. We may also make discretionary matching contributions up to 4% of a participant’s eligible 401(k) compensation. Our Company did not maintain any executive-specific benefit or perquisite programs in 2022.
Outstanding Equity Awards at 2022 Fiscal Year-End Table
The following table shows information regarding outstanding equity awards held by the NEOs as of December 31, 2022.

		Option Awards
							Equity Incentive		Equity Incentive
				Equity			Plan Awards:		Plan Awards:
				Incentive			Number of		Market or
				Plan Awards			Unearned		Payout Value
		Number of Securities	Number of Securities	Number of Securities			Shares, Units		Of Unearned
		Underlying	Underlying	Underlying			Or Other		Shares, Units or
		Unexercised	Unexercised	Unexercised	Option	Option	Rights That		Other Rights
		Options	Options	Unearned	Exercise	Expiration	Have Not		That Have Not
Name		Exercisable(#)	Unexercisable(#)(1)	Options	Price($)	Date	Vested(#)		Vested($)
Adrienne Elsner	(2)	—	—	—	—	—	—		—
Matthew B. Crisp(3)	(4)	80,656	—	—	0.15	10/31/2025	—		—
	(5)	215,080	—	—	0.15	5/10/2026	—		—
	(6)	322,620	—	—	0.50	11/24/2027	—		—
	(7)	537,700	—	—	1.10	8/13/2028	—		—
	(8)	134,424	134,425	—	1.35	10/12/2029	—		—
	(9)	134,425	134,425	—	1.99	2/8/2031	—		—
	(10)	268,850	268,850	—	1.99	2/8/2031	—	—	—
	(11)	—	—	—	—	—	193,107		492,423(12)
	(11)	—	—	—	—	—	189,030		482,027(12)
	(13)	—	—	—	—	—	2,000,000		5,100,000
	(14)	—	—	—	—	—	375,939		958,644
Dean Freeman	(15)	—	—	—	—	—	300,000		765,000
	(14)	—	—	—	—	—	110,330		281,342
Jason Bull	(16)	107,540	107,540	—	1.35	5/31/2030	—		—
	(17)	53,770	53,770	—	1.99	2/8/2031	—		—
	(18)	40,327	120,983	—	1.99	2/8/2031	—		—
	(11)	—	—	—	—	—	81,528		618,798(12)
	(19)	—	—	—	—	—	91,907		—
	(14)	—	—	—	—	—	120,627		—

(1)	Unless otherwise noted below, these option awards vest and become exercisable in approximately equal installments on each of the first four anniversaries of the applicable grant date, subject to continued service with our Company through each such vesting date. The regular term of each option expires on the tenth anniversary of the applicable grant date.
(2)
Ms. Elsner was appointed Interim Chief Executive Officer effective June 15, 2023, following the resignation by Matthew B. Crisp from his position, and was not serving as an executive officer during the fiscal year ended December 31, 2023. Equity awards received by Ms. Elsner during the fiscal year ended December 31, 2023 were received in connection with her Board service and are therefore not reflected in this table. Pursuant to the terms of the Elsner Employment Agreement, under certain circumstances, Ms. Elsner’s then currently outstanding equity awards granted in connection with her service as our Interim Chief Executive Officer will vest in full. For more information, see the section titled “Executive Compensation—Employment Agreements.”

(3)
Mr. Crisp agreed to resign from his position effective June 15, 2023. In accordance with the terms of the Crisp Consulting Agreement, all of Mr. Crisp’s outstanding equity awards will continue to vest for the duration of Mr. Crisp’s consultancy pursuant to the Crisp Consulting Agreement. For more information, see the section titled “Executive Compensation—Employment Agreements.”

(4)	Granted on November 1, 2015. Award was fully vested as of November 1, 2019.
(5)	Granted on May 11, 2016. Award was fully vested on March 2, 2021.
(6)	Granted on November 24, 2017. Award was fully vested on April 7, 2021.
(7)	Granted on August 14, 2018. Award was fully vested on August 14, 2022.
(8)	Granted on October 13, 2019. This option award vests and becomes exercisable in approximately equal installments on each of the first four anniversaries of the vesting commencement date (here, October 21, 2020, the date the award’s performance milestone was achieved), subject to continued service with our Company through each such vesting date.
(9)	Granted on January 25, 2021. This option award vests and becomes exercisable in approximately equal installments on each of the first four anniversaries of the vesting commencement date (here, October 21, 2020), subject to continued service with our Company through each such vesting date.
(10)	Granted on February 9, 2021. This option award vests and becomes exercisable in approximately equal installments on the vesting commencement date (here, September 29, 2021) and each of the first three anniversaries of the vesting commencement date, subject to continued service with our Company through each such vesting date.
(11)	Granted on September 29, 2021. This RSU award vests subject to continued service with our Company, if at any time on or after the vesting start date but on or prior to the third anniversary of the vesting start date the closing price per share of the Common Stock over any 20 trading days within any 30 consecutive trading day period equals or exceeds: (i) $14, then 50% of this award will vest; and (ii) then 50% of this award will vest.
(12)	This amount included in this column are the earn out awards. These awards were valued by a third-party valuation firm based on a Monte Carlo simulation.
(13)	Granted on January 7, 2022. The vesting start date for this RSU award is September 29, 2021. The award time vests subject to continued service with our Company and will become 100% time vested on the third anniversary of the vesting start date. These RSUs will performance vest as to (i) 25% if and when the 30-day VWAP at any time on or after the first anniversary of the vesting start date but on or prior to the third anniversary of the vesting start date, is above $15, (ii) 25% if and when the 30-day VWAP at any time on or after the first anniversary of the vesting start date but on or prior to the fourth anniversary of the vesting start date, is above $20, (iii) 25% if and when the 30-day VWAP at any time on or after the first anniversary of the vesting start date but on or prior to the fifth anniversary of the vesting start date, is above $25 and (iv) 25% if and when the 30-day VWAP at any time on or after the first anniversary of the vesting start date but on or prior to the sixth anniversary of the vesting start date, is above $30, provided that, if any of the 30-day VWAP targets in the foregoing clauses (i)-(iv) are not achieved by the respective deadlines, such target (as increased) will vest if and when such increased 30-day VWAP target is achieved at any time within the 12-month period following the original deadline for such 30-day VWAP target.
(14)	Granted on March 18, 2022. This RSU award vests subject to continued service with our Company, 25% on March 18, 2023; 25% on March 18, 2024; 25% on March 18, 2025; and 25% on March 18, 2026.

(15)	Granted on March 17, 2022. This sign-on RSU award vests subject to continued service with our Company, 25% on February 2, 2023; 25% on February 2, 2024; 25% on February 2, 2025; and 25% on February 2, 2026.
(16)	Granted on June 1, 2020. This option award vests and becomes exercisable in approximately equal installments on each of the first four anniversaries of the vesting commencement date (here, June 1, 2020), subject to continued service with our Company through each such vesting date.
(17)	Granted on February 9, 2021. This option award vests and becomes exercisable in approximately equal installments on the vesting commencement date (here, September 29, 2021) and each of the first three anniversaries of the vesting commencement date, subject to continued service with our Company through each such vesting date.
(18)	Granted on February 9, 2021. This option award vests and becomes exercisable in approximately equal installments on each of the first four anniversaries of the vesting commencement date (here, February 9, 2021), subject to continued service with our Company through each such vesting date.
(19)	Granted on January 7, 2022. The vesting start date for this RSU award is September 29, 2021. The award time vests subject to continued service with our Company and will become 100% time vested on the third anniversary of the vesting start date. These RSUs will performance vest as to (i) 50% if and when the 30-day VWAP at any time on or after the first anniversary of the vesting start date but on or prior to the third anniversary of the vesting start date, is above $15 and (ii) 50% if and when the 30-day VWAP at any time on or after the first anniversary of the vesting start date but on or prior to the fifth anniversary of the vesting start date, is above $20, provided that, if any of the 30-day VWAP target in clause (i) is not achieved by the third anniversary of the vesting start date, such 30-day VWAP target will be increased by 10% and the applicable 50% tranche of the RSUs with respect to the 30-day VWAP target (as increased) will vest if and when such increased 30-day VWAP target is achieved at any time within the 12-month period following the third anniversary of the vesting start date.
Insider Trading Policy and Hedging and Pledging Policy
Under the terms of our insider trading policy, no agents, officers, employees, contractors, consultants and members of our Board of Directors (and their respective family members) may engage in hedging or monetization transactions involving our securities. In addition, such persons may not hold our securities in a margin account or pledge our securities as collateral for a loan unless the pledge has been approved by our Chief Legal Officer.

EQUITY COMPENSATION PLAN INFORMATION
Equity Compensation Plans
The following descriptions of our equity compensation plans are qualified by reference to the full text of those plans.

●
Benson Hill Biosystems, Inc. 2012 Stock Incentive Plan. Benson Hill maintains the Benson Hill Biosystems, Inc. 2012 Stock Incentive Plan (the “SIP”) in order to facilitate the past grant of stock options to directors, employees (including our NEOs) and consultants of Legacy Benson Hill and its affiliates. In connection with the Merger Closing, all outstanding stock options of Legacy Benson Hill were converted into options to purchase shares of our Common Stock.

●
Benson Hill 2021 Omnibus Incentive Plan. In connection with the Merger, our stockholders approved the Benson Hill 2021 Omnibus Incentive Plan (the “Incentive Plan”), which replaced the SIP with respect to future equity grants. The Incentive Plan reserves 4% of the shares of Common Stock outstanding as of the Merger Closing for awards to be issued under the Incentive Plan (which includes the Exercise Price Options), plus a number of shares of Common Stock to be used for the issuance of Earn Out Awards under the Incentive Plan. In addition, the pool will increase on January 1 of each year from 2022 to 2031 by 3% of the total number of shares of Common Stock outstanding on the last day of the prior calendar year; provided, that the Incentive Plan’s administrator does not act prior to the January 1st of a given year to provide that there will be no increase in the share reserve for that year, or that the increase in the share reserve will be smaller than as provided in the Incentive Plan. The purpose of the Incentive Plan is to advance the interests of Benson Hill and its stockholders by providing an incentive program that will enable Benson Hill to attract, retain and award employees, consultants and directors and to provide them with an equity interest in the growth and profitability of Benson Hill. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, RSUs, performance shares, performance units, other stock-based awards and cash-based awards. Future awards will be granted at the discretion of Benson Hill.

●
Benson Hill 2022 Employee Stock Purchase Plan. Beginning in the third quarter of 2022, our Company implemented an employee stock purchase plan (the “ESPP”) that allows eligible employees to acquire shares of our Company’s Common Stock at a 15% discount from the lesser of the closing sales price of our Company’s Common Stock on first and final day of the applicable offering period. The ESPP is a qualified plan under Section 423 of the Code. A total of 5,000,000 shares of our Common Stock are reserved for issuance under the ESPP. Based upon current trends, our Company anticipates the number of shares available for issuance under the ESPP will support the grant of options until at least seven years from the effective date of the ESPP up to its 10-year term. Shares available for issuance under the ESPP may consist of options under the ESPP which have not yet been exercised, and authorized but unissued shares of Common Stock not yet placed under option. The purpose of the ESPP is to provide a means by which eligible employees of Benson Hill and any designated subsidiaries may be given an opportunity to purchase shares of our Common Stock through accumulated payroll deductions in order to assist Benson Hill in retaining the services of current eligible employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for our success.

The following table presents information as of December 31, 2022 with respect to compensation plans under which shares of our Common Stock may be issued.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders
2012 Stock Incentive Plan	6,322,654(2)	3.84	—
2021 Omnibus Incentive Plan	12,769,040(3)	1.60	3,538,181
Equity compensation plans not approved by security holders	—	—	—
Total	19,091,694	$3.02	3,538,181

(1)	The weighted average exercise price does not take into account the shares underlying outstanding RSUs, which have no exercise price.
(2)	Includes 6,322,654 shares subject to outstanding stock options.
(3)	Includes 2,029,277 shares subject to outstanding stock options, 6,497,369 shares subject to outstanding RSUs and 4,242,394 shares subject to our standing performance share units.

Potential Payments Upon Termination or Change in Control
Pursuant to their respective Employment Agreements, each of Mr. Freeman and Mr. Bull is eligible for salary continuation payments upon a separation where our Company elects to bind Mr. Freeman or Mr. Bull, as applicable, to a two year post-termination non-compete covenant (as summarized above in the section titled “Executive Compensation—Employment Agreements”).
Pursuant to the terms of the Elsner Employment Agreement, in the event Ms. Elsner is terminated by our Company without cause or by Ms. Elsner for good reason, Ms. Elsner is entitled to (i) the base salary for the remainder of the Elsner Employment Agreement term, (ii) a lump sum amount equal to the annual bonus earned prior to termination; (iii) a lump sum amount equal to the remaining annual bonus assuming performance targets were satisfied; (iv) reimbursement of COBRA continuation coverage premiums for Ms. Elsner and Ms. Elsner’s dependents through the earliest of 18 months, the maximum COBRA period, or the date on which Ms. Elsner becomes eligible under another group health plan; (v) a lump sum equal to the amount equivalent to the cost of six months of COBRA premiums, grossed up for taxes, if Ms. Elsner has not become eligible for coverage under other group health coverage on the 18 month anniversary of the termination; and (vi) equity awards subject to time-based vesting will become vested to the extent such awards would be vested had Ms. Elsner remained employed through the duration of the Elsner Employment Agreement and the performance vesting period will continue to run through the end of the Elsner Employment Agreement. In the event Ms. Elsner’s employment is terminated due to death or disability, Ms. Elsner is entitled to the amounts described in (i) and (vi) in the foregoing sentence. For more information, see the section titled “Executive Compensation—Employment Agreements.”
Pursuant to the terms of the Crisp Consulting Agreement, in the event the Crisp Consulting Agreement is terminated by Mr. Crisp or by our Company for cause (as defined in the Crisp Consulting Agreement): (i) Mr. Crisp shall forfeit and lose all entitlement to any amounts other than the accrued but unpaid fees due and payable at the time of the termination and shall forfeit any interest in any portion of the Phase I compensation or Phase II compensation that had not been earned as of such date; and (ii) all of Mr. Crisp’s outstanding equity awards will cease vesting as of the date the Crisp Consulting Agreement is terminated, and Mr. Crisp shall forfeit and lose all entitlement to all unvested equity awards. In the event the Crisp Consulting Agreement is terminated by Mr. Crisp or terminated for cause by reason of his breach of the restrictive covenants in the Crisp Separation Agreement, Mr. Crisp shall forfeit and lose all entitlement to any portion of the Phase I bonus or Phase II bonus not paid prior to the date the Crisp Consulting Agreement is terminated. For more information, see the section titled “Executive Compensation—Employment Agreements.”
The Benson Hill, Inc. Executive Severance Plan (the “Severance Plan”) provides severance benefits (subject to execution of a release of claims in favor of Benson Hill and the participant’s continued compliance with certain restrictive covenants) to participating eligible employees, including executive officers not party to an individual employment agreement with Benson Hill, following a Qualifying Termination (as defined in the Severance Plan), including accrued benefits, salary continuation and COBRA premium reimbursements for a period of time determined based on the participant’s level in the organization and a prorated bonus for the year of such Qualifying Termination. Additionally, if certain senior executive participants experience a Qualifying Termination in the 12 months following a Change in Control (as defined in the Incentive Plan), such participants will be eligible for additional salary continuation, full-vesting of any outstanding time-based equity awards and, the price per share implied in the Change in Control will be deemed to be the price per share for performance vesting purposes to the extent applicable to the performance target.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In addition to the executive officer, consultant and director compensation arrangements discussed in the section titled “Executive Compensation,” the following is a description of each transaction since January 1, 2022 and each currently proposed transaction in which:

●	Benson Hill has been or is to be a participant;
●	the amount involved exceeded or will exceed $120,000; and
●	any of Benson Hill’s directors or executive officers or holders of more than 5% of Benson Hill’s capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or material interest.

Master Service Agreement
Benson Hill has entered into a Master Service Agreement, dated January 7, 2018 (the “Master Service Agreement”), with Mercury Data Science, LLC (“Mercury”), which is an affiliate of each of Mercury Fund Affiliates III, L.P. and Mercury Camelback Fund, LLC. As of March 31, 2023, Mercury and its affiliates beneficially owned 5.6$% of our Common Stock. The Master Service Agreement provides for the provision of certain exploratory research services to Benson Hill. Mercury is entitled to a monthly fee of $20,000 per calendar month, provided that services are performed under the Master Service Agreement. In addition, Mercury is entitled to reimbursement for certain expenses incurred in connection with providing such services. The Master Service Agreement can be terminated by Benson Hill on thirty (30) days’ prior written notice. The amount paid under the Master Service Agreement by Benson Hill in the year ended December 31, 2022 was below the $120,000 threshold required for disclosure pursuant to Item 404 of Regulation S-K.
March 2022 PIPE Transaction

On March 24, 2022, Benson Hill entered into definitive subscription agreements providing for the private placement to the investors of an aggregate of 26,150,000 units at a price of $3.25 per unit. Each unit consisted of (i) one share of the Common Stock and (ii) a warrant to purchase one-third of one share of Common Stock, for an aggregate purchase price of approximately $85.0 million. The aggregate amount of Common Stock underlying the warrants is 8,716,661 shares. The closing of the private placement occurred on March 25, 2022.
The private placement was negotiated with the investors at arm’s length through a placement agent, and each investor participated on the same terms as each other investor. J. Stephan Dolezalek, a director of our Company, is a Managing Partner at Grosvenor Food & AgTech (previously called the Wheatsheaf Group, LLC), which through its wholly-owned subsidiary Wheatsheaf Group U.S. Inc. is an investor in the private placement, purchasing an aggregate of $7,475,000 of securities in the transaction. In addition, entities affiliated with GV, Mercury and Star Peak Sponsor II LLC, as of March 31, 2023, beneficially owned approximately 5.1% and 5.0% of our Common Stock.

PROPOSAL NO. TWO: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ratifying Our Certifying Accountants for 2023

Our Audit and Risk Committee has appointed Ernst & Young, LLP (“EY”) (PCAOB ID:42) of St. Louis, Missouri, an independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ending December 31, 2023, and our Board of Directors is asking our stockholders to ratify that selection. Although current law, rules and regulations, as well as the charter of our Audit and Risk Committee, require our Audit and Risk Committee to engage, retain and supervise our Company’s independent registered public accounting firm, our Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of EY for ratification by stockholders as a matter of good corporate practice.
EY has continuously served as our independent registered public accounting firm since October 1, 2021. A representative of EY will be available during the meeting to make a statement if such representative desires to do so.

Independent Registered Public Accounting Firm Fees and Services
The following is a summary of the fees billed to us by EY for professional services rendered for the fiscal years ended December 31, 2022 and 2021.

Ernst & Young LLP	Years Ended December 31,
	2022	2021
Audit fees	$2,679,564	$2,969,700
Audit related fees	$—	$—
Tax fees	$—	$463,167
All other fees	$—	$—
Total fees	$2,679,564	$3,432,867

REPORT OF OUR AUDIT AND RISK COMMITTEE
The information contained in the following report of our Audit and Risk Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.
Our Audit and Risk Committee has reviewed and discussed with our management and Ernst & Young LLP (“EY”), our audited consolidated financial statements for the fiscal year ended December 31, 2022. Our Audit and Risk Committee has also discussed with EY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or the PCAOB, and the SEC.
Our Audit and Risk Committee has received and reviewed the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our Audit and Risk Committee concerning independence, and has discussed with EY its independence from us.
Based on the review and discussions referred to above, our Audit and Risk Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.
Submitted by the Audit and Risk Committee
David Lee, Chair
Daniel Jacobi*
Craig Rohr

*Mr. Jacobi served on our Audit and Risk Committee through June 15, 2023, when he stepped down from that committee to join our Sustainability and Governance Committee. Also on June 15, 2023, Mr. Mack was appointed to our Board of Directors and began serving on our Audit and Risk Committee in place of Mr. Jacobi.

Policy on Audit and Risk Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit and Risk Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to our Audit and Risk Committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
APPROVAL OF PROPOSAL NO. TWO.
ADDITIONAL INFORMATION

We will mail, without charge, upon written request, a copy of our Annual Report to Security Holders including our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
Benson Hill, Inc.
1001 North Warson Road
St. Louis, Missouri 63132
Attn: Investor Relations

Our Annual Report to Security Holders and our Annual Report on Form 10-K (as amended) for the fiscal year ended December 31, 2022 are also available, or will be made available, at https://investors.bensonhill.com under “SEC Filings” in the “Financials” section of our website.

OTHER MATTERS

Our Board of Directors does not presently intend to bring any other business before our Annual Meeting and, so far as is known to our Board of Directors, no matters are to be brought before our Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before our Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V19715-P96326 1c. J. Stephan Dolezalek Nominees: 1b. DeAnn Brunts 1e. David J. Lee 1a. Adrienne Elsner 1d. Daniel Jacobi 1h. Craig Rohr 1f. Richard Mack 1g. Molly Montgomery 1i. Linda Whitley-Taylor 2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of Benson Hill, Inc. for the fiscal year ending December 31, 2023. NOTE: For any other matter properly coming before the Virtual Annual Meeting of Stockholders, this proxy will be voted at the discretion of the proxy holder. 1. Election of Directors For Against Abstain For Against Abstain ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. BENSON HILL, INC. The Board of Directors recommends you vote FOR Proposals 1 and 2: BENSON HILL, INC. 1001 NORTH WARSON ROAD ST. LOUIS, MO 63132 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 10, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BHIL2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 10, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. YOUR VOTE IS IMPORTANT We strongly recommend that you vote in advance of the Virtual Annual Meeting, even if you plan to access the meeting. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement, Annual Report to Security Holders, and Form 10-K are available at www.proxyvote.com. V19716-P96326 BENSON HILL, INC. Annual Meeting of Stockholders August 11, 2023 10:00 a.m. Central Time This proxy is solicited by the Board of Directors By signing the proxy, the undersigned stockholder hereby revokes all prior proxies and appoints Adrienne Elsner and Yevgeny Fundler, and each of them, with full power of substitution, as proxies, and hereby authorizes them to represent and to vote all shares of Benson Hill, Inc. that the undersigned is entitled to vote on the matters shown on the reverse side and any other matters which may come before the Annual Meeting to be held on August 11, 2023 at 10:00 a.m. Central Time, and at all adjournments and postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side